                                                                   EXHIBIT 99.1


                             THE MILLS CORPORATION
                           SUPPLEMENTAL INFORMATION
                               TABLE OF CONTENTS
                              AS OF JUNE 30, 2000



        INFORMATION                                                   PAGE
        -----------                                                   ----
Overview                                                                   5-6

Summary of  Operating Properties                                            7

Summary of Properties Under Construction                                    8

Supplemental Financial Data                                                 9

Property Operating Income                                                10-13

Unconsolidated Joint Ventures Net Income
     and Funds From Operations                                           14-15

Occupancy Analysis                                                         16

Lease Expiration Schedule                                                17-19

Rental Rates                                                               20

Average Rents                                                            21-22

Summary of Outstanding Consolidated Indebtedness                           23

Summary of Outstanding Unconsolidated Indebtedness                         24

Gross Tenant Reported Sales                                                25

Comparable Specialty Store Tenant Sales                                    26

Capital Expenditures                                                     27-29


                             THE MILLS CORPORATION
                                   OVERVIEW


THE COMPANY

The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT") .

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of June 30, 2000, a 1% interest as the sole general partner and a 58.62% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects) and community shopping centers (the "Community Centers"). As of June 30, 2000, the Operating Partnership owns or holds an interest in the following operating properties:

         Mills                                                Location (Metropolitan Market Served)
         -----                                                ------------------------------------
         Franklin Mills                                       Philadelphia, PA  (Philadelphia)
         Gurnee Mills                                         Gurnee, IL (Chicago)
         Potomac Mills                                        Woodbridge, VA (Washington, DC)
         Sawgrass Mills                                       Sunrise, FL (Ft. Lauderdale)
         Ontario Mills                                        Ontario, CA (Los Angeles)
         Grapevine Mills                                      Grapevine, TX (Dallas/Fort Worth)
         Arizona Mills                                        Tempe, AZ (Phoenix)
         The Oasis at Sawgrass                                Sunrise, FL  (Ft. Lauderdale)
         Concord Mills                                        Concord, NC (Charlotte)
         Katy Mills                                           Houston, TX (Houston)
         Opry Mills                                           Nashville, TN (Nashville)

         Block
         -----
         The Block at Orange                                  Orange, CA  (Los Angeles)

         Community Centers
         -----------------

         Butterfield Plaza                                    Downers Grove, IL
         Coopers Plaza                                        Voorhees, NJ
         Crosswinds Center                                    St. Petersburg, FL
         Fashion Place                                        Columbia, SC
         Germantown Commons Shopping Center                   Germantown, MD
         Gwinnett Marketfair                                  Duluth, GA
         Liberty Plaza                                        Philadelphia, PA
         Montgomery Village Off-Price Center                  Gaithersburg, MD
         Mount Prospect Plaza                                 Mount Prospect, IL
         West Falls Church Outlet Center                      Falls Church, VA
         Western Hills Plaza                                  Cincinnati, OH

In addition to the operating properties, the Company is actively involved in the pre-development or development of a number of new projects, including Arundel Mills (Dorchester, MD), Discover Mills (Atlanta, GA), Vaughan Mills (Toronto, Cananda) and Meadowlands Mills (Carlstadt, NJ).

                             THE MILLS CORPORATION
                                   OVERVIEW



PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of June 30, 2000 for the Company and the Operating Partnership.

CAUTIONARY STATEMENT

Certain matters discussed in this supplemental information package contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operations, projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                             THE MILLS CORPORATION
                        SUMMARY OF OPERATING PROPERTIES

   The following table sets forth certain information with respect to the properties as of June 30, 2000:




                                                                                              Anchor        Specialty
                                                                              Total           Store           Store
                                Metropolitan        Year     Ownership         GLA             GLA             GLA
      Name/Location             Area Serviced      Opened    Percentage    (Sq. Ft.)(1)     (sq.ft.)(1)    (sq.ft.)(1)
   ---------------------        -------------      ------    ----------    ------------     -----------    -----------
  Mills
  Potomac Mills.........     Washington D.C./       1985        100%        1,635,591        1,008,915        626,676
     Woodbridge, VA            Baltimore
  Franklin Mills........     Philadelphia/          1989        100%        1,742,631        1,128,525        614,106
     Philadelphia,  PA         Wilmington
  Sawgrass Mills........     Fort Lauderdale, FL/   1990        100%        1,845,342        1,168,725        676,617
     Sunrise, FL               Miami/Palm Beach
  Gurnee Mills..........     Chicago/Milwaukee      1991        100%        1,699,808        1,076,646        623,162
     Gurnee, IL
  Ontario Mills.........     Los Angeles            1996        50%         1,471,096          961,527        509,569
     Ontario, CA
  Grapevine Mills.......     Dallas/Fort Worth      1997       37.5%        1,496,414          942,688        553,726
     Grapevine, TX
  Arizona Mills.........     Phoenix                1997       36.8%        1,233,884          700,731        533,153
     Tempe, AZ
  The Oasis at Sawgrass.     Fort Lauderdale, FL/   1999        50%           290,063          134,860        155,203
     Sunrise, FL               Miami/Palm Beach
  Concord Mills.........     Charlotte              1999       37.5%        1,257,046          691,342        565,704
     Concord, NC
  Katy Mills............     Houston                1999       62.5%        1,159,632          595,993        563,639
     Houston, TX
  Opry Mills............     Nashville              2000       66.7%        1,085,069          513,350        571,719
     Nashville, TN
                                                                         -----------         ---------    -----------
       Mills Totals/Weighted
       Averages........                                                    14,916,576        8,923,302      5,993,274
                                                                          ===========        =========      =========

  The Block at Orange        Los Angeles/Orange     1998         50%          645,026          359,701        285,325
                             County                                       ===========        =========      =========


  Community Centers (11 Centers)                                            2,216,420        1,365,729        850,691
                                                                          ===========        =========      =========



                                                                        12 Mos. En
                                            Annualized      No. of         6/30/00
                              Percent          Base         Anchor    Specialty St
      Name/Location          Leased (2)      Rent (4)     Stores (3)     Sales PSF
  ----------------------     ----------      --------     ----------     ---------
  Mills
  Potomac Mills.........            97%    $22,405,840       19       $       333
     Woodbridge, VA
  Franklin Mills........            93%     18,131,983       18               320
     Philadelphia,  PA
  Sawgrass Mills........            96%     24,908,309       18               434
     Sunrise, FL
  Gurnee Mills..........            96%     18,051,225       17               299
     Gurnee, IL
  Ontario Mills.........            97%     19,549,129       23               378
     Ontario, CA
  Grapevine Mills.......            96%     20,673,472       18               299
     Grapevine, TX
  Arizona Mills.........            96%     19,249,218       16               316
     Tempe, AZ
  The Oasis at Sawgrass.            90%      5,339,956        3               502
     Sunrise, FL
  Concord Mills.........            91%     19,299,974       16        N/A (5)
     Concord, NC
  Katy Mills............            91%     17,979,674       13        N/A (5)
     Houston, TX
  Opry Mills............            93%     20,537,053       13        N/A (5)
     Nashville, TN
                                           ------------    --------
       Mills Totals/Weighted
       Averages.........            95%   $206,125,833      174       $       348
                                          =============    ========

  The Block at Orange               90%   $ 13,544,030       9        $       361
                                          =============    ========


  Community Centers (11 Centers)    93%     18,529,036      29
                                          =============    ========



(1) Includes 963,173 square feet of gross leaseable area owned by certain store tenants as follows: Potomac Mills-80,000 square feet of gross leaseable area; Franklin Mills-209,612 square feet of gross leaseable area; Sawgrass Mills-281,774 square feet of gross leaseable area; Gurnee Mills-250,806 square feet of gross leaseable area; Liberty Plaza - 13,741 square feet of gross leaseable area; West Falls Church- 2,240 square feet of gross leaseable area and Ontario Mills - 125,000 square feet of gross leaseable area.

(2) Gross leaseable area leased is defined as follows: all space leased and for which rent is being paid as of June 1, 2000, excluding tenants with leases having a term of less than 1 year plus gross leaseable area owned by store tenants described in footnote (1).

(3) Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).

(4) Annualized Base Rent is defined as the contractual minimum rent of tenants comprising gross leaseable occupied area at 6/1/00 multiplied by 12, excluding tenants as noted in footnote (1) and ground leases of 152,370 square feet at Franklin Mills and 177,063 square feet at Grapevine Mills.

(5) Twelve months ended June 30, 2000 sales per square foot information is not available for Concord Mills, Katy Mills and Opry Mills which commenced business September 1999, October 1999 and May 2000, respectively.

                             THE MILLS CORPORATION
                   SUMMARY OF PROPERTIES UNDER CONSTRUCTION



                                                                       Approx.
                                                     Anticipated        GLA
                                    Metropolitan       Opening       (Sq. Ft.)      Company
      Name/Location                 Area Serviced      Date (1)        (1,2)        Ownership
  ----------------------            -------------    ------------   -------------  -------------

  Arundel Mills              Baltimore/                  Fall         1,300,000       37.5%
     Dorchester, MD          Washington D.C.             2000

  Discover Mills             Atlanta                     Spring       1,200,000       50.0%
     Atlanta, GA                                         2001



                               Estimated                                        Anchor
                               Aggregate      Required       Company's           Store
                               Project      Equity from      Equity at          Tenant
      Name/Location            Cost (1)       Company         6/30/00         Commitments
  ----------------------      ------------  -------------   -------------   ----------------
                              (millions)     (millions)
  Arundel Mills               $      249     $   17.50       $   17.50          10
     Dorchester, MD

  Discover Mills              $      238     $    -          $    -           N/A (3)
     Atlanta, GA


(1) Anticipated Opening Dates, Approximate Gross Leaseable Area and Estimated Aggregate Project Cost may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2) Approximate GLA includes space that may be owned by certain anchor store tenants.

(3) The Company has begun leasing efforts for these projects and has obtained various letters of interest.

                             THE MILLS CORPORATION
                          SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                      THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                                            JUNE 30                            JUNE 30
                                                                     2000             1999              2000             1999
                                                                ------------      ------------        -----------      ----------
STATEMENT OF OPERATIONS DATA:
  REVENUES:
      Minimum rent                                                   $26,216         $25,948             $51,922         $51,965
      Percentage rent                                                    291             338                 637             534
      Recoveries from tenants                                         13,142          13,173              26,528          26,505
      Other property revenue                                           2,213           1,756               4,500           3,421
      Management fee income                                            1,821           1,054               3,614           2,005
      Other fee income                                                 2,502           1,608               4,912           3,985
      Interest income                                                    525             482               1,312           1,536
                                                                ------------      -----------         -----------     -----------
      Total revenues                                                  46,710          44,359              93,425          89,951

  EXPENSES:
      Recoverable from tenants                                        11,193          11,488              22,648          23,210
      Other operating                                                  1,384           1,252               2,359           2,454
      General and administrative                                       3,800           2,960               7,135           5,884
      Interest expense                                                14,462          11,647              27,263          22,770
      Depreciation and amortization                                    9,990           8,776              19,233          17,393
                                                                ------------      -----------         -----------     -----------
      Total expenses                                                  40,829          36,123              78,638          71,711


  Other income/(expense)                                                (329)            822                (700)            643
  Equity in earnings of unconsolidated joint ventures                  2,521           2,340               4,189           3,357
                                                                ------------      -----------         -----------     -----------

  Income before extraordinary item and minority interests              8,073          11,398              18,276          22,240

  Extraordinary losses on debt extinguishments
                                                                      (1,634)          -                  (3,147)         (2,762)
                                                                ------------      -----------         -----------     -----------

  Income before minority interests                                     6,439          11,398              15,129          19,478

  Minority interests                                                  (2,598)         (4,628)             (6,122)         (7,913)
                                                                ------------      -----------         -----------     -----------

  Net income                                                          $3,841          $6,770              $9,007         $11,565
                                                                ============      ===========         ===========     ===========

  Income per share before extraordinary item  (Basic)                  $0.21           $0.29               $0.47           $0.57
                                                                ============      ===========         ===========     ===========
  Income per share before extraordinary item  (Diluted)                $0.21           $0.29               $0.47           $0.57
                                                                ============      ===========         ===========     ===========

  Net income per share (Basic)                                         $0.16           $0.29               $0.39           $0.50
                                                                ============      ===========         ===========     ===========
  Net income per share (Diluted)                                       $0.16           $0.29               $0.39           $0.50
                                                                ============      ===========         ===========     ===========

FUNDS FROM OPERATIONS (*):
  Income before extraordinary item
      and minority interests                                          $8,073         $11,398             $18,276         $22,240

  Adjustments:
      Add:  Depreciation and amortization of real estate
            assets                                                     8,739           7,774              16,467          15,488
      Add:  Real estate depreciation and amortization
            of unconsolidated joint ventures                           7,648           2,836              13,335           5,584
                                                                ------------      -----------         -----------     -----------

  Funds from operations                                              $24,460         $22,008             $48,078         $43,312
                                                                ============      ===========         ===========     ===========


  BASIC:
  Weighted average shares                                             23,306          23,107              23,227          23,084
  Weighted average shares and units                                   39,134          38,951              39,055          38,928


  DILUTED:
  Weighted average shares                                             23,346          23,640              23,276          23,432
  Weighted average shares and units                                   39,174          39,484              39,105          39,277

------------------------------------------------------------------------------

(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States (GAAP)), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                (IN THOUSANDS)
                                  (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE THREE MONTHS ENDED JUNE 30, 2000

WHOLLY OWNED PROPERTIES

                                                                                                              Community
                                        Potomac      Franklin       Sawgrass       Gurnee      Mainstreet      Centers     Total
RENTAL REVENUES:                        -------      --------       --------       ------      ----------      -------     -----
  Minimum rent                          $ 5,616       $ 4,567        $ 6,370       $ 4,542         $ 676       $ 4,445   $ 26,216
  Percentage rent                            15            27            140            30            69            10        291
  Recoveries from tenants                 2,483         2,873          3,732         2,584            55         1,415     13,142
  Other revenue                             461           197            860           306           179           210      2,213
                                      -------------------------------------------------------------------------------------------
      Total rental revenues               8,575         7,664         11,102         7,462           979         6,080     41,862

PROPERTY OPERATING COSTS:
  Recoverable from tenants                2,058         2,255          3,404         2,190             -         1,286     11,193
  Other operating  (1)                      174           236            112           134           697            31      1,384
                                      -------------------------------------------------------------------------------------------
      Total property operating costs      2,232         2,491          3,516         2,324           697         1,317     12,577

                                      -------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                $6,343        $5,173         $7,586        $5,138          $282        $4,763    $29,285
                                      ===========================================================================================

UNCONSOLIDATED JOINT VENTURES


                                        Ontario      Grapevine      Arizona       The Block     The Oasis      Concord     Katy
                                        -------      ---------      -------       ---------     ---------      -------     ----
RENTAL REVENUES:
  Minimum rent                          $ 5,140       $ 5,777        $ 5,339       $ 4,109       $ 1,452       $ 5,073    $ 5,041
  Percentage rent                            85             -              -             -             -             -         23
  Recoveries from tenants                 2,535         2,750          2,159           961           471         1,503      2,261
  Other revenue                           2,936         1,764          2,930           383            78           382        311
                                      -------------------------------------------------------------------------------------------
      TOTAL RENTAL REVENUES              10,696        10,291         10,428         5,453         2,001         6,958      7,636

PROPERTY OPERATING COSTS:
  Recoverable from tenants                2,232         2,478          2,069         1,263           481         1,640      2,216
  Other operating  (1)                      357            63            268           151            92           165        260
                                      -------------------------------------------------------------------------------------------
      TOTAL PROPERTY OPERATING COSTS      2,589         2,541          2,337         1,414           573         1,805      2,476

                                      -------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME               $ 8,107       $ 7,750        $ 8,091       $ 4,039       $ 1,428       $ 5,153    $ 5,160
                                      ===========================================================================================


                                             Opry         Other        Total
                                             ----         -----        -----
RENTAL REVENUES:
  Minimum rent                              $ 2,981         $ 38     $ 34,950
  Percentage rent                                 -            -          108
  Recoveries from tenants                     1,116            2       13,758
  Other revenue                                 232            -        9,016
                                     -----------------------------------------
      Total rental revenues                   4,329           40       57,832

PROPERTY OPERATING COSTS:
  Recoverable from tenants                      994            -       13,373
  Other operating  (1)                          175           49        1,580
                                     -----------------------------------------
      Total property operating costs          1,169           49       14,953

                                     -----------------------------------------
PROPERTY OPERATING INCOME                   $ 3,160         $ (9)    $ 42,879
                                     =========================================


(1)  Other operating costs excludes management fees as follows:  Potomac Mills
     - $245, Franklin Mills - $200, Sawgrass Mills - $264, Gurnee Mills - $184, Community Centers - $166, Ontario Mills - $218, Grapevine Mills - $359, Arizona Mills - $305, The Block at Orange - $177, The Oasis at Sawgrass - $59, Concord Mills - $332, Katy Mills - $179 and Opry Mills - $77.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                (IN THOUSANDS)
                                  (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE THREE MONTHS ENDED JUNE 30, 1999

                                                                                                            Community
                                       Potomac      Franklin       Sawgrass       Gurnee      Mainstreet     Centers       Total
                                        -------      --------       --------       ------      ----------     -------       -----
RENTAL REVENUES:
  Minimum rent                          $ 5,444       $ 4,757        $ 6,473       $ 4,388         $ 353      $ 4,533     $ 25,948
  Percentage rent                            18            18            150            29            66           57          338
  Recoveries from tenants                 2,447         2,950          3,865         2,386            31        1,494       13,173
  Other revenue                             195           303            819           286           144            9        1,756
                                      ---------------------------------------------------------------------------------------------
      Total rental revenues               8,104         8,028         11,307         7,089           594        6,093       41,215

PROPERTY OPERATING COSTS:
  Recoverable from tenants                2,108         2,386          3,446         2,102             -        1,446       11,488
  Other operating  (1)                      111           266            124           115           428          208        1,252
                                      ---------------------------------------------------------------------------------------------
      Total property operating costs      2,219         2,652          3,570         2,217           428        1,654       12,740
                                      ---------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                 5,885         5,376         $7,737        $4,872          $166       $4,439       28,475
                                      =============================================================================================

UNCONSOLIDATED JOINT VENTURES

                                        Ontario      Grapevine      Arizona       The Block     The Oasis      Other        Total
                                        -------      ---------      -------       ---------     ---------      -----        -----
RENTAL REVENUES:
  Minimum rent                          $ 4,805       $ 5,272        $ 5,289       $ 3,943         $ 983        $ 117     $ 20,409
  Percentage rent                             1             -              -             3             -            -            4
  Recoveries from tenants                 2,396         2,432          2,140         1,019           255           54        8,296
  Other revenue                             401           485            420           332            13            -        1,651
                                      ---------------------------------------------------------------------------------------------
      Total rental revenues               7,603         8,189          7,849         5,297         1,251          171       30,360

PROPERTY OPERATING COSTS:
  Recoverable from tenants                2,170         2,116          1,900         1,313           210            8        7,717
  Other operating  (1)                       56           254            177           318           106           55          966
                                      ---------------------------------------------------------------------------------------------
      Total property operating costs      2,226         2,370          2,077         1,631           316           63        8,683

                                      ---------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME               $ 5,377       $ 5,819        $ 5,772       $ 3,666         $ 935        $ 108     $ 21,677
                                      =============================================================================================

(1)  Other operating costs excludes management fees as follows:  Potomac Mills
     - $234, Franklin Mills - $200, Sawgrass Mills - $299, Gurnee Mills - $191, Community Centers - $193, Ontario Mills - $201, Grapevine Mills - $345, Arizona Mills - $357, The Block at Orange - $160 and The Oais at Sawgrass
     - $105.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                  (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE SIX MONTHS ENDED JUNE 30, 2000

WHOLLY OWNED PROPERTIES



                                             Potomac      Franklin       Sawgrass       Gurnee
                                             -------      --------       --------       ------
RENTAL REVENUES:
     Minimum rent                              $ 11,053       $ 9,096       $ 12,606       $ 9,032
     Percentage rent                                 34            57            231            65
     Recoveries from tenants                      4,938         5,984          7,594         5,021
     Other revenue                                  686           537          1,809           653
                                          ---------------------------------------------------------
         Total rental revenues                   16,711        15,674         22,240        14,771

PROPERTY OPERATING COSTS:
     Recoverable from tenants                     4,128         4,519          6,846         4,344
     Other operating  (1)                           335           377            223           225
                                          ---------------------------------------------------------
         Total property operating costs           4,463         4,896          7,069         4,569
                                          ---------------------------------------------------------
PROPERTY OPERATING INCOME                      $ 12,248      $ 10,778       $ 15,171      $ 10,202
                                          =========================================================



WHOLLY OWNED PROPERTIES

                                                             Community
                                              Mainstreet      Centers        Total
                                              ----------      -------        -----
RENTAL REVENUES:
     Minimum rent                                  $ 1,233       $ 8,902      $ 51,922
     Percentage rent                                   157            93           637
     Recoveries from tenants                            55         2,936        26,528
     Other revenue                                     337           478         4,500
                                          ---------------------------------------------
         Total rental revenues                       1,782        12,409        83,587

PROPERTY OPERATING COSTS:
     Recoverable from tenants                            -         2,811        22,648
     Other operating  (1)                            1,064           135         2,359
                                          ---------------------------------------------
         Total property operating costs              1,064         2,946        25,007
                                          ---------------------------------------------
PROPERTY OPERATING INCOME                            $ 718       $ 9,463      $ 58,580
                                          =============================================



UNCONSOLIDATED JOINT VENTURES

                                             Ontario      Grapevine      Arizona       The Block     The Oasis
                                             -------      ---------      -------       ---------     ---------
RENTAL REVENUES:
     Minimum rent                              $ 10,171      $ 11,559       $ 10,675       $ 8,363       $ 2,996
     Percentage rent                                245           334              6            55             -
     Recoveries from tenants                      4,899         5,555          4,277         1,998           994
     Other revenue                                3,450         2,380          3,387           600           101
                                          -------------------------------------------------------------------------
         Total rental revenues                   18,765        19,828         18,345        11,016         4,091

PROPERTY OPERATING COSTS
     Recoverable from tenants                     4,300         4,875          4,083         2,521           964
     Other Operating  (1)                           538           191            364           306           115
                                          -------------------------------------------------------------------------
         Total property operating costs           4,838         5,066          4,447         2,827         1,079
                                          -------------------------------------------------------------------------
PROPERTY OPERATING INCOME                        13,927        14,762         13,898         8,189         3,012
                                          =========================================================================



                                             Concord        Katy          Opry          Other         Total
                                             -------        ----          ----          -----         -----
RENTAL REVENUES:
     Minimum rent                              $ 10,014       $ 9,700       $ 2,981          $ 76      $ 66,535
     Percentage rent                                126           167             -             -           933
     Recoveries from tenants                      2,953         4,440         1,116             2        26,234
     Other revenue                                  900           737           232             -        11,787
                                          ----------------------------------------------------------------------
         Total rental revenues                   13,993        15,044         4,329            78       105,489

PROPERTY OPERATING COSTS
     Recoverable from tenants                     2,868         4,346           994             -        24,951
     Other Operating  (1)                           215           316           175           113         2,333
                                          ----------------------------------------------------------------------
         Total property operating costs           3,083         4,662         1,169           113        27,284
                                          ----------------------------------------------------------------------
PROPERTY OPERATING INCOME                        10,910        10,382         3,160           (35)       78,205
                                          ======================================================================



(1)  Other operating costs excludes management fees as follows:  Potomac Mills
     - $477, Franklin Mills - $391, Sawgrass Mills - $513, Gurnee Mills - $364, Community Centers - $359, Ontario Mills - $466, Grapevine Mills - $765, Arizona Mills - $689, The Block at Orange - $330, The Oasis at Sawgrass - $107, Concord Mills - $646, Katy Mills - $341 and Opry Mills - $77.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                  (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE SIX MONTHS ENDED JUNE 30, 1999

WHOLLY OWNED PROPERTIES


                                             Potomac      Franklin       Sawgrass       Gurnee
                                             -------      --------       --------       ------
RENTAL REVENUES:
     Minimum rent                              $ 10,797       $ 9,439       $ 12,970       $ 8,781
     Percentage rent                                 25            55            237            36
     Recoveries from tenants                      4,867         5,906          7,796         4,823
     Other revenue                                  374           482          1,589           570
                                          ---------------------------------------------------------
         Total rental revenues                   16,063        15,882         22,592        14,210

PROPERTY OPERATING COSTS:
     Recoverable from tenants                     4,234         4,722          7,002         4,252
     Other operating  (1)                           356           469            247           283
                                          ---------------------------------------------------------
         Total property operating costs           4,590         5,191          7,249         4,535
                                          ---------------------------------------------------------
PROPERTY OPERATING INCOME                      $ 11,473      $ 10,691       $ 15,343       $ 9,675
                                          =========================================================



                                                              Community
                                               Mainstreet      Centers        Total
                                               ----------      -------        -----
RENTAL REVENUES:
     Minimum rent                                     $ 754       $ 9,224      $ 51,965
     Percentage rent                                    124            57           534
     Recoveries from tenants                             31         3,082        26,505
     Other revenue                                      376            30         3,421
                                          ----------------------------------------------
         Total rental revenues                        1,285        12,393        82,425

PROPERTY OPERATING COSTS:
     Recoverable from tenants                             -         3,000        23,210
     Other operating  (1)                               801           298         2,454
                                          ----------------------------------------------
         Total property operating costs                 801         3,298        25,664
                                          ----------------------------------------------
PROPERTY OPERATING INCOME                             $ 484       $ 9,095      $ 56,761
                                          ==============================================


UNCONSOLIDATED JOINT VENTURES

                                             Ontario      Grapevine       Arizona      The Block
Rental Revenues:
     Minimum rent                               $ 9,666      $ 10,623       $ 10,370       $ 7,839
     Percentage rent                                  1             -            110             3
     Recoveries from tenants                      4,772         4,902          4,242         2,029
      Other revenue                                 779           899            778           649
                                          ---------------------------------------------------------
        Total rental revenues                    15,218        16,424         15,500        10,520

Property Operating Costs
     Recoverable from tenants                     4,359         4,472          4,007         2,601
     Other operating  (1)                           292           446            343           394
                                          ---------------------------------------------------------
        Total property operating costs            4,651         4,918          4,350         2,995
                                          ---------------------------------------------------------
Property Operating Income                      $ 10,567      $ 11,506       $ 11,150       $ 7,525
                                          =========================================================


                                               The Oasis       Other         Total
Rental Revenues:
     Minimum rent                                  $ 1,192         $ 131      $ 39,821
     Percentage rent                                     -             -           114
     Recoveries from tenants                           255            58        16,258
      Other revenue                                     13             -         3,118
                                          ---------------------------------------------
        Total rental revenues                        1,460           189        59,311

Property Operating Costs
     Recoverable from tenants                          250             8        15,697
     Other operating  (1)                              108           173         1,756
                                          ---------------------------------------------
        Total property operating costs                 358           181        17,453
                                          ---------------------------------------------
Property Operating Income                          $ 1,102           $ 8      $ 41,858
                                          =============================================


(1)  Other operating costs excludes management fees as follows:  Potomac Mills
     - $436, Franklin Mills - $393, Sawgrass Mills - $609, Gurnee Mills - $388, Community Centers - $385, Ontario Mills - $383, Grapevine Mills - $658, Arizona Mills - $692, The Block at Orange - $349, and The Oasis at Sawgrass - $34.

                             THE MILLS CORPORATION
                         UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                  (UNAUDITED)



FOR THE THREE MONTHS ENDED JUNE 30, 2000

                                           Ontario      Grapevine      Arizona     The Block     The Oasis
                                           -------      ---------      -------     ---------     ---------
REVENUES:
     Minimum rent                             $ 5,140       $ 5,777       $ 5,339      $ 4,109       $ 1,452
     Percentage rent                               85             -             -            -             -
     Recoveries from tenants                    2,535         2,750         2,159          961           471
     Interest income                               62            90            60          514           137
     Other revenue                              2,936         1,764         2,930          383            78
                                         ---------------------------------------------------------------------
         Total revenues                        10,758        10,381        10,488        5,967         2,138

EXPENSES:
     Recoverable from tenants                   2,232         2,478         2,069        1,263           481
     Other operating  (1)                         575           422           573          327           151
     Interest expense                           2,293         2,360         2,765        2,254           763
     Depreciation and amortization              3,120         2,626         3,415        2,306         1,011
                                         ---------------------------------------------------------------------
        Total Expenses                          8,220         7,886         8,822        6,150         2,406

     Gain (Loss) on Land Sales                      -             -             -            -             -
     Other                                          -             -            (7)         (20)            -
                                         ---------------------------------------------------------------------

NET INCOME                                      2,538         2,495         1,659         (203)         (268)
                                         =====================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items               2,538         2,495         1,659         (203)         (268)

Adjustments:
     Add: Depreciation and amortization of
         real estate assets                     3,084         2,583         3,252        2,144           894
                                         ---------------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                   $ 5,622       $ 5,078       $ 4,911      $ 1,941         $ 626
                                         =====================================================================

MILLS ALLOCATIONS:

     Mills share of FFO                         2,450         1,721         1,809          477           144
     Management Fees due Mills                    218           239           199          177            59
                                         ---------------------------------------------------------------------

     Total Mills FFO                          $ 2,668       $ 1,960       $ 2,008        $ 654         $ 203
                                         =====================================================================

     Mills share of net income                $ 1,106         $ 849         $ 611        $ (50)        $ (60)
                                         =====================================================================


                                           Concord        Katy          Opry         Other         Total
                                           -------        ----          ----         -----         -----
REVENUES:
     Minimum rent                             $ 5,073       $ 5,041       $ 2,981         $ 38      $ 34,950
     Percentage rent                                -            23             -            -           108
     Recoveries from tenants                    1,503         2,261         1,116            2        13,758
     Interest income                              193           399            54          109         1,618
     Other revenue                                382           311           232            -         9,016
                                         --------------------------------------------------------------------
         Total revenues                         7,151         8,035         4,383          149        59,450

EXPENSES:
     Recoverable from tenants                   1,640         2,216           994            -        13,373
     Other operating  (1)                         497           439           252           49         3,285
     Interest expense                           2,828         1,937         1,263           24        16,487
     Depreciation and amortization              3,330         3,597         1,564          481        21,450
                                         --------------------------------------------------------------------
        Total Expenses                          8,295         8,189         4,073          554        54,595

     Gain (Loss) on Land Sales                      -             -             -        1,885         1,885
     Other                                          -             -             -           (5)          (32)
                                         --------------------------------------------------------------------

NET INCOME                                     (1,144)         (154)          310        1,475         6,708
                                         ====================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items              (1,144)         (154)          310        1,475         6,708

Adjustments:
     Add: Depreciation and amortization of
         real estate assets                     3,102         3,256         1,366          481        20,162
                                         --------------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                   $ 1,958       $ 3,102       $ 1,676      $ 1,956      $ 26,870
                                         ====================================================================


MILLS ALLOCATIONS:

     Mills share of FFO                           610         1,241         1,268          449        10,169
     Management Fees due Mills                    222           179            77            -         1,370
                                         --------------------------------------------------------------------

     Total Mills FFO                            $ 832       $ 1,420       $ 1,345        $ 449      $ 11,539
                                         ====================================================================

     Mills share of net income                 $ (391)        $ (63)        $ 231        $ 288       $ 2,521
                                         ====================================================================


(1)  Other operating costs includes management fees as follows:  Ontario Mills
     - $218, Grapevine Mills - $359, Arizona Mills - $305, The Block at Orange
     - $177, The Oasis at Sawgrass - $59, Concord Mills - $332, Katy Mills - $179 and Opry Mills - $77.

                             THE MILLS CORPORATION
                         UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                  (UNAUDITED)



FOR THE SIX MONTHS ENDED JUNE 30, 2000


                                         Ontario    Grapevine     Arizona    The Block    The Oasis
                                         -------    ---------     -------    ---------    ---------
REVENUES:
     Minimum rent                         $ 10,171     $ 11,559    $ 10,675      $ 8,363      $ 2,996
     Percentage rent                           245          334           6           55            -
     Recoveries from tenants                 4,899        5,555       4,277        1,998          994
     Interest income                           996          202         132        1,000          274
     Other revenue                           3,450        2,380       3,387          600          101
                                       ---------------------------------------------------------------
         Total revenues                     19,761       20,030      18,477       12,016        4,365

EXPENSES:
     Recoverable from tenants                4,300        4,875       4,083        2,521          964
     Other operating  (1)                    1,004          956       1,053          635          222
     Interest expense                        4,724        4,866       5,399        4,560        1,436
     Depreciation and amortization           5,259        5,284       5,283        4,532        1,997
                                       ---------------------------------------------------------------
        Total Expenses                      15,287       15,981      15,818       12,248        4,619

     Gain on Land Sales                          -            -           -            -            -
     Other                                       -            -         (15)         (34)           -
                                       ---------------------------------------------------------------

NET INCOME                                   4,474        4,049       2,644         (266)        (254)
                                       ===============================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items            4,474        4,049       2,644         (266)        (254)

Adjustments:
     Add: Depreciation and amortization of
         real estate assets                  5,187        5,198       4,958        4,209        1,763
                                       ---------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                $ 9,661      $ 9,247     $ 7,602      $ 3,943      $ 1,509
                                       ===============================================================

MILLS ALLOCATIONS:

     Mills share of FFO                      4,210        3,136       2,801          968          345
     Management Fees due Mills                 466          510         448          330          107
                                       ---------------------------------------------------------------

     Total Mills FFO                       $ 4,676      $ 3,646     $ 3,249      $ 1,298        $ 452
                                       ===============================================================

     Mills share of net income             $ 1,950      $ 1,376       $ 974        $ (65)       $ (57)
                                       ===============================================================


                                            Concord       Katy        Opry        Other        Total
                                            -------       ----        ----        -----        -----
REVENUES:
     Minimum rent                            $ 10,014      $ 9,700     $ 2,981         $ 76    $ 66,535
     Percentage rent                              126          167           -            -         933
     Recoveries from tenants                    2,953        4,440       1,116            2      26,234
     Interest income                              424          771         125          281       4,205
     Other revenue                                900          737         232            -      11,787
                                       -----------------------------------------------------------------
         Total revenues                        14,417       15,815       4,454          359     109,694

EXPENSES:
     Recoverable from tenants                   2,868        4,346         994            -      24,951
     Other operating  (1)                         861          657         252          113       5,753
     Interest expense                           5,280        3,986       1,263          131      31,645
     Depreciation and amortization              6,687        7,039       1,564          751      38,396
                                       -----------------------------------------------------------------
        Total Expenses                         15,696       16,028       4,073          995     100,745

     Gain on Land Sales                             -            -           -        2,401       2,401
     Other                                          -            -           -         (399)       (448)
                                       -----------------------------------------------------------------

NET INCOME                                     (1,279)        (213)        381        1,366      10,902
                                       =================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items              (1,279)        (213)        381        1,366      10,902

Adjustments:
     Add: Depreciation and amortization of
         real estate assets                     6,234        6,361       1,366          751      36,027
                                       -----------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                   $ 4,955      $ 6,148     $ 1,747      $ 2,117    $ 46,929
                                       =================================================================

MILLS ALLOCATIONS:

     Mills share of FFO                         1,734        2,459       1,268          602      17,524
     Management Fees due Mills                    431          341          77            -       2,710
                                       -----------------------------------------------------------------

     Total Mills FFO                          $ 2,165      $ 2,800     $ 1,345        $ 602    $ 20,234
                                       =================================================================

     Mills share of net income                 $ (442)       $ (86)      $ 278        $ 260     $ 4,189
                                       =================================================================



(1) Other operating costs includes management fees as follows: Ontario Mills - $466, Grapevine Mills - $765, Arizona Mills - $689, The Block at Orange - $330, The Oasist at Sawgrass - $107, Concord Mills - $646, Katy Mills - $341 and Opry Mills - $77.

                             THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS


                               GROSS LEASED & OCCUPIED AREA (S.F.) (1)

                                           GLA Occupied (3)
Project                       Total GLA        at 6/00             %
-------                       ---------        -------            ---
Potomac Mills                    1,635,591        1,592,533           97.37%
Franklin Mills                   1,742,631        1,627,792           93.41%
Sawgrass Mills                   1,845,342        1,769,029           95.86%
Gurnee Mills                     1,699,808        1,637,912           96.36%
                           --------------------------------------------------
Total Mills                      6,923,372        6,627,266           95.72%

Butterfield                        114,610          114,610          100.00%
Coopers Plaza                      173,509          158,556           91.38%
Crosswinds                         144,273          141,600           98.15%
Fashion Place                      147,950          135,038           91.27%
Germantown                         177,097          172,121           97.19%
Gwinnett                           194,503          170,643           87.73%
Liberty Plaza                      315,067          302,205           95.92%
Montgomery Village                 117,391           95,569           81.41%
Mt. Prospect                       298,600          293,370           98.25%
West Falls Church                   87,824           87,824          100.00%
Western Hills                      452,896          399,187           88.14%
                           --------------------------------------------------
                                 2,223,720        2,070,723           93.12%

                           --------------------------------------------------
Total Wholly Owned               9,147,092        8,697,989           95.09%
                           ==================================================

Joint Ventures:

Ontario Mills                    1,471,096        1,420,523           96.56%
Grapevine Mills                  1,496,414        1,437,189           96.04%
Arizona Mills                    1,233,884        1,186,795           96.18%
Concord Mills                    1,257,046        1,145,426           91.12%
Katy Mills                       1,159,632        1,057,476           91.19%
Opry Mills                       1,085,069        1,004,560           92.58%
The Oasis at Sawgrass              290,063          260,869           89.94%
The Block at Orange                645,026          583,108           90.40%
                           --------------------------------------------------

Total Joint Ventures             8,638,230        8,095,946           93.72%
                           ==================================================

Total Mills                     14,916,576       14,140,104           94.79%
                           ==================================================

Total Wholly Owned
  and Joint Ventures            17,785,322       16,793,935           94.43%
                           ==================================================


                           GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)

                                Total      GLA Occupied (3)
Project                     Specialty GLA      at 6/00             %
-------                     -------------      -------            ---
Potomac Mills                      626,676          583,618           93.13%
Franklin Mills                     614,106          531,904           86.61%
Sawgrass Mills                     676,617          648,456           95.84%
Gurnee Mills                       623,162          561,266           90.07%
                           --------------------------------------------------
Total Mills                      2,540,561        2,325,244           91.52%

Butterfield                         72,677           72,677          100.00%
Coopers Plaza                       14,953                0            0.00%
Crosswinds                          23,298           20,625           88.53%
Fashion Place                       74,692           61,780           82.71%
Germantown                         130,341          125,365           96.18%
Gwinnett                            96,956           73,096           75.39%
Liberty Plaza                       52,320           39,458           75.42%
Montgomery Village                  80,986           59,164           73.05%
Mt. Prospect                       126,005          120,775           95.85%
West Falls Church                   49,983           49,983          100.00%
Western Hills                      138,380           84,671           61.19%
                           --------------------------------------------------
                                   860,591          707,594           82.22%

                           --------------------------------------------------
Total Wholly Owned               3,401,152        3,032,838           89.17%
                           ==================================================

Joint Ventures:

Ontario Mills                      509,569          458,996           90.08%
Grapevine Mills                    553,726          494,501           89.30%
Arizona Mills                      533,153          486,064           91.17%
Concord Mills                      565,704          454,084           80.27%
Katy Mills                         563,639          461,483           81.88%
Opry Mills                         571,719          491,210           85.92%
The Oasis at Sawgrass              155,203          126,009           81.19%
The Block at Orange                285,325          223,407           78.30%
                           --------------------------------------------------

Total Joint Ventures             3,738,038        3,195,754           85.49%
                           ==================================================

Total Mills                      5,993,274        5,297,591           88.39%
                           ==================================================

Total Wholly Owned
  and Joint Ventures             7,139,190        6,228,592           87.25%
                           ==================================================


                                               TOTAL VACANT S.F.

                                                 Vacancies
Project                           Anchor         Specialty         Total
-------                           ------         ---------         -----
Potomac Mills                               0          43,058           43,058
Franklin Mills                         32,637          82,202          114,839
Sawgrass Mills                         48,152          28,161           76,313
Gurnee Mills                                0          61,896           61,896
                             --------------------------------------------------
Total Mills                            80,789         215,317          296,106

Butterfield                                 0               0                0
Coopers Plaza                               0          14,953           14,953
Crosswinds                                  0           2,673            2,673
Fashion Place                               0          12,912           12,912
Germantown                                  0           4,976            4,976
Gwinnett                                    0          23,860           23,860
Liberty Plaza                               0          12,862           12,862
Montgomery Village                          0          21,822           21,822
Mt. Prospect                                0           5,230            5,230
West Falls Church                           0               0                0
Western Hills                               0          53,709           53,709
                             --------------------------------------------------
                                            0         152,997          152,997

                             --------------------------------------------------
Total Wholly Owned                     80,789         368,314          449,103
                             ==================================================

Joint Ventures:

Ontario Mills                               0          50,573           50,573
Grapevine Mills                             0          59,225           59,225
Arizona Mills                               0          47,089           47,089
Concord Mills                               0         111,620          111,620
Katy Mills                                  0         102,156          102,156
Opry Mills                                  0          80,509           80,509
The Oasis at Sawgrass                       0          29,194           29,194
The Block at Orange                         0          61,918           61,918
                             --------------------------------------------------

Total Joint Ventures                        0         542,284          542,284
                             ==================================================

Total Mills                            80,789         695,683          776,472
                             ==================================================

Total Wholly Owned
  and Joint Ventures                   80,789         910,598          991,387
                             ==================================================


(1) Includes 963,173 square feet of GLA owned by certain store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet and at Grapevine Mills of 177,063 square feet are also included.
(2)  Anchor stores include all stores occupying more than 20,000 square feet.
(3) GLA occupied is defined as follows: (i) all space leased and for which rent is being paid as of June 1, 2000, excluding tenants with leases that have a term of less than 1 year plus (ii) GLA owned by certain store tenants.

                              THE MILLS CORPORATION
                          LEASE EXPIRATION SCHEDULE (1)



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 2000 multiplied by 12.


                                    No. of                       2000
                                    Leases                    Annualized
                                   Expiring      Sq Ft         Min. Rent         psf
                                   --------      -----         ---------         ----


Potomac Mills:
     Anchors    (2)                        -             -       $         -      $     -
     Majors      (2)                       1        20,114           250,000        12.43
     Specialty                            13        35,910           916,408        25.52
     Food Court                            1           833            65,000        78.03
                                   -------------------------------------------------------
                                          15        56,857       $ 1,231,408      $ 21.66


Franklin Mills:
     Anchors    (2)                        -             -       $         -      $     -
     Majors      (2)                       -             -                 -            -
     Specialty                            11        49,150         1,034,027        21.04
     Food Court                            -             -                 -            -
                                   -------------------------------------------------------
                                          11        49,150       $ 1,034,027      $ 21.04


Sawgrass Mills:
     Anchors    (2,3)                      -             -       $         -      $     -
     Majors      (2)                       1        20,189           240,000        11.89
     Specialty                            28        96,175         2,147,729        22.33
     Food Court                           19        15,371           844,014        54.91
                                   -------------------------------------------------------
                                          48       131,735       $ 3,231,743      $ 24.53


Gurnee Mills:
     Anchors    (2)                        -             -       $         -      $     -
     Majors      (2)                       -             -                 -            -
     Specialty                            12        39,129           760,962        19.45
     Food Court                            -             -                 -            -
                                   -------------------------------------------------------
                                          12        39,129       $   760,962      $ 19.45


Total Mills w/o Joint Ventures:
     Anchors    (2)                        -             -       $         -      $     -
     Majors      (2)                       2        40,303           490,000        12.16
     Specialty                            64       220,364         4,859,126        22.05
     Food Court                           20        16,204           909,014        56.10
                                   -------------------------------------------------------
                                          86       276,871       $ 6,258,140      $ 22.60
                                   =======================================================



                                    No. of                        2001
                                    Leases                     Annualized
                                   Expiring      Sq Ft          Min. Rent         psf
                                   --------      -----          ---------         ----


Potomac Mills:
     Anchors    (2)                        -              -      $          -     $     -
     Majors      (2)                       2         67,052           602,846        8.99
     Specialty                            25         61,731         1,693,920       27.44
     Food Court                            4          3,349           211,711       63.22
                                   -------------------------------------------------------
                                          31        132,132      $  2,508,477     $ 18.98


Franklin Mills:
     Anchors    (2)                        1         70,701      $    484,302     $  6.85
     Majors      (2)                       1         25,127           178,402        7.10
     Specialty                            38        111,501         2,423,113       21.73
     Food Court                            1            490            15,000       30.61
                                   -------------------------------------------------------
                                          41        207,819      $  3,100,817     $ 14.92


Sawgrass Mills:
     Anchors    (2,3)                      2        147,915      $  1,101,435     $  7.45
     Majors      (2)                       -              -                 -           -
     Specialty                            42        142,295         3,328,663       23.39
     Food Court                            4          3,124           176,752       56.58
                                   -------------------------------------------------------
                                          48        293,334      $  4,606,850     $ 15.71


Gurnee Mills:
     Anchors    (2)                        3        231,271      $  1,381,540     $  5.97
     Majors      (2)                       1         40,752           289,339        7.10
     Specialty                            51        172,594         3,504,924       20.31
     Food Court                           14         10,061           572,738       56.93
                                   -------------------------------------------------------
                                          69        454,678      $  5,748,541     $ 12.64


Total Mills w/o Joint Ventures:
     Anchors    (2)                        6        449,887      $  2,967,277     $  6.60
     Majors      (2)                       4        132,931         1,070,587        8.05
     Specialty                           156        488,121        10,950,620       22.43
     Food Court                           23         17,024           976,201       57.34
                                   -------------------------------------------------------
                                         189      1,087,963      $ 15,964,685     $ 14.67
                                   =======================================================



                                    No. of                         2002
                                    Leases                      Annualized
                                   Expiring      Sq Ft          Min. Rent          psf
                                   --------      -----          ---------          ----


Potomac Mills:
     Anchors    (2)                        -              -       $          -      $     -
     Majors      (2)                       -              -                  -            -
     Specialty                            32        119,645          2,553,568        21.34
     Food Court                            3          1,859            127,485        68.58
                                  ----------------------------------------------------------
                                          35        121,504       $  2,681,053      $ 22.07


Franklin Mills:
     Anchors    (2)                        -              -       $          -      $     -
     Majors      (2)                       1         30,237            257,015         8.50
     Specialty                            26         84,712          1,844,718        21.78
     Food Court                            4          3,161            107,660        34.06
                                  ----------------------------------------------------------
                                          31        118,110       $  2,209,393      $ 18.71


Sawgrass Mills:
     Anchors    (2,3)                      -              -       $          -      $     -
     Majors      (2)                       2         42,657            365,206         8.56
     Specialty                            28         72,495          2,257,594        31.14
     Food Court                            2          1,852             87,602        47.30
                                  ----------------------------------------------------------
                                          32        117,004       $  2,710,402      $ 23.17


Gurnee Mills:
     Anchors    (2)                        1         61,265       $    495,000      $  8.08
     Majors      (2)                       1         33,627            252,202         7.50
     Specialty                            23         71,104          1,588,340        22.34
     Food Court                            5          3,611            228,158        63.18
                                  ----------------------------------------------------------
                                          30        169,607       $  2,563,700      $ 15.12


Total Mills w/o Joint Ventures:
     Anchors    (2)                        1         61,265       $    495,000      $  8.08
     Majors      (2)                       4        106,521            874,423         8.21
     Specialty                           109        347,956          8,244,220        23.69
     Food Court                           14         10,483            550,905        52.55
                                  ----------------------------------------------------------
                                         128        526,225       $ 10,164,548      $ 19.32
                                  ==========================================================



                                   No. of                         After 2002
                                   Leases                         Annualized
                                  Expiring       Sq Ft            Min. Rent           psf
                                  --------       -----            ---------           ----


Potomac Mills:
     Anchors    (2)                       6          538,991         $  3,724,192      $  6.91
     Majors      (2)                      9          302,758            2,630,095         8.69
     Specialty                          104          356,147            9,333,281        26.21
     Food Court                           6            4,144              297,334        71.75
                                  -------------------------------------------------------------
                                        125        1,202,040         $ 15,984,902      $ 13.30


Franklin Mills:
     Anchors    (2)                       4          357,592         $  3,089,629      $  8.64
     Majors      (2)                      8          250,249            2,618,213        10.46
     Specialty                           67          273,745            5,683,148        20.76
     Food Court                          11            9,145              396,756        43.39
                                  -------------------------------------------------------------
                                         90          890,731         $ 11,787,746      $ 13.23


Sawgrass Mills:
     Anchors    (2,3)                     6          510,865         $  3,144,207      $  6.15
     Majors      (2)                      5          176,653            2,273,629        12.87
     Specialty                           90          311,355            8,699,880        27.94
     Food Court                           4            5,789              241,598        41.73
                                  -------------------------------------------------------------
                                        105        1,004,662         $ 14,359,314      $ 14.29


Gurnee Mills:
     Anchors    (2)                       3          298,419         $  1,449,681      $  4.86
     Majors      (2)                      5          160,506            1,840,098        11.46
     Specialty                           67          260,351            5,488,879        21.08
     Food Court                           7            4,416              199,364        45.15
                                  -------------------------------------------------------------
                                         82          723,692         $  8,978,022      $ 12.41


Total Mills w/o Joint Ventures:
     Anchors    (2)                      19        1,705,867         $ 11,407,709      $  6.69
     Majors      (2)                     27          890,166            9,362,035        10.52
     Specialty                          328        1,201,598           29,205,188        24.31
     Food Court                          28           23,494            1,135,052        48.31
                                  -------------------------------------------------------------
                                        402        3,821,125         $ 51,109,984      $ 13.38
                                  =============================================================



                                   No. of                           Total
                                   Leases                        Annualized
                                  Expiring       Sq Ft            Min. Rent          psf
                                  --------       -----            ---------          ---


Potomac Mills:
     Anchors    (2)                       6          538,991        $  3,724,192      $  6.91
     Majors      (2)                     12          389,924           3,482,941         8.93
     Specialty                          174          573,433          14,497,177        25.28
     Food Court                          14           10,185             701,530        68.88
                                 -------------------------------------------------------------
                                        206        1,512,533        $ 22,405,840      $ 14.81


Franklin Mills:
     Anchors    (2)                       5          428,293        $  3,573,931      $  8.34
     Majors      (2)                     10          305,613           3,053,630         9.99
     Specialty                          142          519,108          10,985,006        21.16
     Food Court                          16           12,796             519,416        40.59
                                 -------------------------------------------------------------
                                        173        1,265,810        $ 18,131,983      $ 14.32


Sawgrass Mills:
     Anchors    (2,3)                     8          658,780        $  4,245,642      $  6.44
     Majors      (2)                      8          239,499           2,878,835        12.02
     Specialty                          188          622,320          16,433,866        26.41
     Food Court                          29           26,136           1,349,966        51.65
                                 -------------------------------------------------------------
                                        233        1,546,735        $ 24,908,309      $ 16.10


Gurnee Mills:
     Anchors    (2)                       7          590,955        $  3,326,221      $  5.63
     Majors      (2)                      7          234,885           2,381,639        10.14
     Specialty                          153          543,178          11,343,105        20.88
     Food Court                          26           18,088           1,000,260        55.30
                                 -------------------------------------------------------------
                                        193        1,387,106        $ 18,051,225      $ 13.01


Total Mills w/o Joint Ventures:
     Anchors    (2)                      26        2,217,019        $ 14,869,986      $  6.71
     Majors      (2)                     37        1,169,921          11,797,045        10.08
     Specialty                          657        2,258,039          53,259,154        23.59
     Food Court                          85           67,205           3,571,172        53.14
                                 -------------------------------------------------------------
                                        805        5,712,184        $ 83,497,357      $ 14.62
                                 =============================================================



(1) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet are also excluded.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and is sublet to Regal Theatres.

                              THE MILLS CORPORATION
                          LEASE EXPIRATION SCHEDULE (1)



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 2000 multiplied by 12.


                              No. of                       2000
                              Leases                    Annualized
                             Expiring      Sq Ft         Min. Rent         psf
                             --------      -----         ---------         ----

Ontario Mills:
     Anchors    (2)                  -             -       $         -      $     -
     Majors     (2)                  1        30,639           428,946        14.00
     Specialty                       4        11,851           284,679        24.02
     Food Court                      -             -                 -            -
                             -------------------------------------------------------
                                     5        42,490       $   713,625      $ 16.80


Grapevine Mills:
     Anchors    (2)                  -             -       $         -      $     -
     Majors     (2)                  -             -                 -            -
     Specialty                       6        17,056           367,537        21.55
     Food Court                      -             -                 -            -
                             -------------------------------------------------------
                                     6        17,056       $   367,537      $ 21.55


Arizona Mills:
     Anchors    (2)                  -             -       $         -      $     -
     Majors     (2)                  1        37,899           549,751        14.51
     Specialty                       8        30,976           742,077        23.96
     Food Court                      -             -                 -            -
                             -------------------------------------------------------
                                     9        68,875       $ 1,291,828      $ 18.76


The Oasis at Sawgrass:
     Anchors    (2,3)                -             -       $         -      $     -
     Majors     (2)                  -             -                 -            -
     Specialty                       -             -                 -            -
     Food Court                      -             -                 -            -
                             -------------------------------------------------------
                                     -             -       $         -      $     -


Concord Mills:
     Anchors    (2)                  -             -       $         -      $     -
     Majors     (2)                  -             -                 -            -
     Specialty                       2        12,107           352,710        29.13
     Food Court                      -             -                 -            -
                             -------------------------------------------------------
                                     2        12,107       $   352,710      $ 29.13


Katy Mills:
     Anchors    (2)                  -             -       $         -      $     -
     Majors     (2)                  -             -                 -            -
     Specialty                       1         1,582            36,386        23.00
     Food Court                      -             -                 -            -
                             -------------------------------------------------------
                                     1         1,582       $    36,386      $ 23.00



                               No. of                        2001
                               Leases                     Annualized
                              Expiring      Sq Ft          Min. Rent         psf
                              --------      -----          ---------         ----

Ontario Mills:
     Anchors    (2)                   -              -       $         -     $     -
     Majors     (2)                   -              -                 -           -
     Specialty                       44        192,787         3,748,837       19.45
     Food Court                       -              -                 -           -
                              -------------------------------------------------------
                                     44        192,787       $ 3,748,837     $ 19.45


Grapevine Mills:
     Anchors    (2)                   -              -       $         -     $     -
     Majors     (2)                   -              -                 -           -
     Specialty                       11         24,847           592,505       23.85
     Food Court                       -              -                 -           -
                              -------------------------------------------------------
                                     11         24,847       $   592,505     $ 23.85


Arizona Mills:
     Anchors    (2)                   -              -       $         -     $     -
     Majors     (2)                   -              -                 -           -
     Specialty                        8         17,212           444,141       25.80
     Food Court                       -              -                 -           -
                              -------------------------------------------------------
                                      8         17,212       $   444,141     $ 25.80


The Oasis at Sawgrass:
     Anchors    (2,3)                 -              -       $         -     $     -
     Majors     (2)                   -              -                 -           -
     Specialty                        -              -                 -           -
     Food Court                       -              -                 -           -
                              -------------------------------------------------------
                                      -              -       $         -     $     -


Concord Mills:
     Anchors    (2)                   -              -       $         -     $     -
     Majors     (2)                   -              -                 -           -
     Specialty                        1          2,658            58,476       22.00
     Food Court                       -              -                 -           -
                              -------------------------------------------------------
                                      1          2,658       $    58,476     $ 22.00


Katy Mills:
     Anchors    (2)                   -              -       $         -     $     -
     Majors     (2)                   -              -                 -           -
     Specialty                        1          3,327            66,540       20.00
     Food Court                       -              -                 -           -
                              -------------------------------------------------------
                                      1          3,327       $    66,540     $ 20.00




                                No. of                         2002
                                Leases                      Annualized
                               Expiring      Sq Ft          Min. Rent          psf
                               --------      -----          ---------          ----

Ontario Mills:
     Anchors    (2)                    -              -        $         -      $     -
     Majors     (2)                    -              -                  -            -
     Specialty                        23         66,652          1,642,333        24.64
     Food Court                        -              -                  -            -
                              ----------------------------------------------------------
                                      23         66,652        $ 1,642,333      $ 24.64


Grapevine Mills:
     Anchors    (2)                    -              -        $         -      $     -
     Majors     (2)                    1         23,329            279,948        12.00
     Specialty                        55        182,145          4,016,552        22.05
     Food Court                        -              -                  -            -
                              ----------------------------------------------------------
                                      56        205,474        $ 4,296,500      $ 20.91


Arizona Mills:
     Anchors    (2)                    -              -        $         -      $     -
     Majors     (2)                    -              -                  -            -
     Specialty                        53        171,567          3,757,880        21.90
     Food Court                        -              -                  -            -
                              ----------------------------------------------------------
                                      53        171,567        $ 3,757,880      $ 21.90


The Oasis at Sawgrass:
     Anchors    (2,3)                  -              -        $         -      $     -
     Majors     (2)                    -              -                  -            -
     Specialty                         1          1,489             89,340        60.00
     Food Court                        -              -                  -            -
                              ----------------------------------------------------------
                                       1          1,489        $    89,340      $ 60.00


Concord Mills:
     Anchors    (2)                    -              -        $         -      $     -
     Majors     (2)                    -              -                  -            -
     Specialty                         2          2,946             92,894        31.53
     Food Court                        -              -                  -            -
                              ----------------------------------------------------------
                                       2          2,946        $    92,894      $ 31.53


Katy Mills:
     Anchors    (2)                    -              -        $         -      $     -
     Majors     (2)                    -              -                  -            -
     Specialty                         5          7,017            265,154        37.79
     Food Court                        -              -                  -            -
                              ----------------------------------------------------------
                                       5          7,017        $   265,154      $ 37.79




                               No. of                         After 2002
                               Leases                         Annualized
                              Expiring       Sq Ft            Min. Rent           psf
                              --------       -----            ---------           ----

Ontario Mills:
     Anchors    (2)                   4          286,023         $  1,883,132      $  6.58
     Majors     (2)                  17          519,865            6,232,561        11.99
     Specialty                       68          175,978            4,734,476        26.90
     Food Court                       3           11,728              594,165        50.66
                              -------------------------------------------------------------
                                     92          993,594         $ 13,444,334      $ 13.53


Grapevine Mills:
     Anchors    (2)                   4          393,386         $  4,358,510      $ 11.08
     Majors     (2)                  12          348,910            4,615,068        13.23
     Specialty                       80          260,653            5,855,352        22.46
     Food Court                       1            9,800              588,000        60.00
                              -------------------------------------------------------------
                                     97        1,012,749         $ 15,416,930      $ 15.22


Arizona Mills:
     Anchors    (2)                   5          382,513         $  3,163,114      $  8.27
     Majors     (2)                  10          280,319            3,838,473        13.69
     Specialty                       69          252,385            5,921,280        23.46
     Food Court                       1           13,924              832,502        59.79
                              -------------------------------------------------------------
                                     85          929,141         $ 13,755,369      $ 14.80


The Oasis at Sawgrass:
     Anchors    (2,3)                 1           32,802         $    615,322      $ 18.76
     Majors     (2)                   2           42,578              882,869        20.74
     Specialty                       27          124,520            3,752,425        30.14
     Food Court                       -                -                    -            -
                              -------------------------------------------------------------
                                     30          199,900         $  5,250,616      $ 26.27


Concord Mills:
     Anchors    (2)                   5          433,278         $  4,714,862      $ 10.88
     Majors     (2)                  11          258,064            3,287,137        12.74
     Specialty                      116          425,543           10,205,895        23.98
     Food Court                       1           10,830              588,000        54.29
                              -------------------------------------------------------------
                                    133        1,127,715         $ 18,795,894      $ 16.67


Katy Mills:
     Anchors    (2)                   3          322,444         $  2,480,720      $  7.69
     Majors     (2)                  10          273,549            4,346,639        15.89
     Specialty                      120          439,474           10,128,840        23.05
     Food Court                       1           10,083              655,395        65.00
                              -------------------------------------------------------------
                                    134        1,045,550         $ 17,611,594      $ 16.84




                                No. of                           Total
                                Leases                        Annualized
                               Expiring       Sq Ft            Min. Rent          psf
                               --------       -----            ---------          ---

Ontario Mills:
     Anchors    (2)                    4          286,023        $  1,883,132      $  6.58
     Majors     (2)                   18          550,504           6,661,507        12.10
     Specialty                       139          447,268          10,410,325        23.28
     Food Court                        3           11,728             594,165        50.66
                              -------------------------------------------------------------
                                     164        1,295,523        $ 19,549,129      $ 15.09


Grapevine Mills:
     Anchors    (2)                    4          393,386        $  4,358,510      $ 11.08
     Majors     (2)                   13          372,239           4,895,016        13.15
     Specialty                       152          484,701          10,831,946        22.35
     Food Court                        1            9,800             588,000        60.00
                              -------------------------------------------------------------
                                     170        1,260,126        $ 20,673,472      $ 16.41


Arizona Mills:
     Anchors    (2)                    5          382,513        $  3,163,114      $  8.27
     Majors     (2)                   11          318,218           4,388,224        13.79
     Specialty                       138          472,140          10,865,378        23.01
     Food Court                        1           13,924             832,502        59.79
                              -------------------------------------------------------------
                                     155        1,186,795        $ 19,249,218      $ 16.22


The Oasis at Sawgrass:
     Anchors    (2,3)                  1           32,802        $    615,322      $ 18.76
     Majors     (2)                    2           42,578             882,869        20.74
     Specialty                        28          126,009           3,841,765        30.49
     Food Court                        -                -                   -            -
                              -------------------------------------------------------------
                                      31          201,389        $  5,339,956      $ 26.52


Concord Mills:
     Anchors    (2)                    5          433,278        $  4,714,862      $ 10.88
     Majors     (2)                   11          258,064           3,287,137        12.74
     Specialty                       121          443,254          10,709,975        24.16
     Food Court                        1           10,830             588,000        54.29
                              -------------------------------------------------------------
                                     138        1,145,426        $ 19,299,974      $ 16.85


Katy Mills:
     Anchors    (2)                    3          322,444        $  2,480,720      $  7.69
     Majors     (2)                   10          273,549           4,346,639        15.89
     Specialty                       127          451,400          10,496,920        23.25
     Food Court                        1           10,083             655,395        65.00
                              -------------------------------------------------------------
                                     141        1,057,476        $ 17,979,674      $ 17.00


(1) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet are also excluded.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and is sublet to Regal Theatres.

                              THE MILLS CORPORATION
                          LEASE EXPIRATION SCHEDULE (1)

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 2000 multiplied by 12.

                                        No. of                       2000
                                        Leases                    Annualized
                                       Expiring      Sq Ft         Min. Rent         psf
                                       --------      -----         ---------         ----
Opry Mills:
     Anchors    (2)                            -             -       $         -      $     -
     Majors     (2)                            -             -                 -            -
     Specialty                                 -             -                 -            -
     Food Court                                -             -                 -            -
                                       -------------------------------------------------------
                                               -             -       $         -      $     -


Total Mills with Joint Ventures:
     Anchors    (2)                            -             -       $         -      $     -
     Majors     (2)                            4       108,841         1,468,697        13.49
     Specialty                                85       293,936         6,642,515        22.60
     Food Court                               20        16,204           909,014        56.10
                                       -------------------------------------------------------
                                             109       418,981       $ 9,020,226      $ 21.53
                                       =======================================================


The Block at Orange:
     Anchors    (2)                            -             -       $         -      $     -
     Majors     (2)                            -             -                 -            -
     Specialty                                 4         5,281           304,115        57.59
     Food Court                                -             -                 -            -
                                       -------------------------------------------------------
                                               4         5,281       $   304,115      $ 57.59


Community Centers:
     Anchors    (2)                            -             -       $         -      $     -
     Majors     (2)                            -             -                 -            -
     Specialty                                 9        23,790           259,553        10.91
     Food Court                                -             -                 -            -
                                       -------------------------------------------------------
                                               9        23,790       $   259,553      $ 10.91
                                       =======================================================


Totals:
     Anchors    (2)                            -             -       $         -      $     -
     Majors     (2)                            4       108,841         1,468,697        13.49
     Specialty                                98       323,007         7,206,183        22.31
     Food Court                               20        16,204           909,014        56.10
                                       -------------------------------------------------------
                                             122       448,052       $ 9,583,894      $ 21.39
                                       =======================================================




                                        No. of                        2001
                                        Leases                     Annualized
                                       Expiring      Sq Ft          Min. Rent         psf
                                       --------      -----          ---------         ----
Opry Mills:
     Anchors    (2)                            -              -      $          -     $     -
     Majors     (2)                            -              -                 -           -
     Specialty                                 -              -                 -           -
     Food Court                                -              -                 -           -
                                       -------------------------------------------------------
                                               0              0      $          -     $     -


Total Mills with Joint Ventures:
     Anchors    (2)                            6        449,887      $  2,967,277     $  6.60
     Majors     (2)                            4        132,931         1,070,587        8.05
     Specialty                               221        728,952        15,861,119       21.76
     Food Court                               23         17,024           976,201       57.34
                                       -------------------------------------------------------
                                             254      1,328,794      $ 20,875,184     $ 15.71
                                       =======================================================


The Block at Orange:
     Anchors    (2)                            -              -      $          -     $     -
     Majors     (2)                            -              -                 -           -
     Specialty                                 5          4,634           214,937       46.38
     Food Court                                -              -                 -           -
                                       -------------------------------------------------------
                                               5          4,634      $    214,937     $ 46.38


Community Centers:
     Anchors    (2)                            -              -      $          -     $     -
     Majors     (2)                            1         24,300           133,650        5.50
     Specialty                                52        205,936         2,668,204       12.96
     Food Court                                -              -                 -           -
                                       -------------------------------------------------------
                                              53        230,236      $  2,801,854     $ 12.17
                                       =======================================================


Totals:
     Anchors    (2)                            6        449,887      $  2,967,277     $  6.60
     Majors     (2)                            5        157,231         1,204,237        7.66
     Specialty                               278        939,522        18,744,260       19.95
     Food Court                               23         17,024           976,201       57.34
                                       -------------------------------------------------------
                                             312      1,563,664      $ 23,891,975     $ 15.28
                                       =======================================================



                                         No. of                         2002
                                         Leases                      Annualized
                                        Expiring      Sq Ft          Min. Rent          psf
                                        --------      -----          ---------          ----
Opry Mills:
     Anchors    (2)                             -              -       $          -      $     -
     Majors     (2)                             -              -                  -            -
     Specialty                                  -              -                  -            -
     Food Court                                 -              -                  -            -
                                       ----------------------------------------------------------
                                                0              0       $          -      $     -


Total Mills with Joint Ventures:
     Anchors    (2)                             1         61,265       $    495,000      $  8.08
     Majors     (2)                             5        129,850          1,154,371         8.89
     Specialty                                248        779,772         18,108,373        23.22
     Food Court                                14         10,483            550,905        52.55
                                       ----------------------------------------------------------
                                              268        981,370       $ 20,308,649      $ 20.69
                                       ==========================================================


The Block at Orange:
     Anchors    (2)                             -              -       $          -      $     -
     Majors     (2)                             -              -                  -            -
     Specialty                                  6          7,741            244,589        31.60
     Food Court                                 -              -                  -            -
                                       ----------------------------------------------------------
                                                6          7,741       $    244,589      $ 31.60


Community Centers:
     Anchors    (2)                             -              -       $          -      $     -
     Majors     (2)                             1         35,000             87,500         2.50
     Specialty                                 44        130,054          1,907,942        14.67
     Food Court                                 -              -                  -            -
                                       ----------------------------------------------------------
                                               45        165,054       $  1,995,442      $ 12.09
                                       ==========================================================


Totals:
     Anchors    (2)                             1         61,265          $ 495,000      $  8.08
     Majors     (2)                             6        164,850          1,241,871         7.53
     Specialty                                298        917,567         20,260,904        22.08
     Food Court                                14         10,483            550,905        52.55
                                       ----------------------------------------------------------
                                              319      1,154,165       $ 22,548,680      $ 19.54
                                       ==========================================================




                                        No. of                         After 2002
                                        Leases                         Annualized
                                       Expiring       Sq Ft            Min. Rent           psf
                                       --------       -----            ---------           ----
Opry Mills:
     Anchors    (2)                            3          288,296        $   4,415,547      $ 15.32
     Majors     (2)                           10          244,800            3,414,279        13.95
     Specialty                               122          462,118           11,946,277        25.85
     Food Court                                1            9,346              760,950        81.42
                                       -------------------------------------------------------------
                                             136        1,004,560        $  20,537,053      $ 20.44


Total Mills with Joint Ventures:
     Anchors    (2)                           44        3,844,609        $  33,038,916      $  8.59
     Majors     (2)                           99        2,858,251           35,979,061        12.59
     Specialty                               930        3,342,269           81,749,733        24.46
     Food Court                               36           89,205            5,154,064        57.78
                                       -------------------------------------------------------------
                                           1,109       10,134,334        $ 155,921,774      $ 15.39
                                       =============================================================


The Block at Orange:
     Anchors    (2)                            2          172,785        $   3,467,818      $ 20.07
     Majors     (2)                            7          186,916            2,846,712        15.23
     Specialty                                58          195,176            5,684,963        29.13
     Food Court                                8           10,575              780,896        73.84
                                       -------------------------------------------------------------
                                              75          565,452        $  12,780,389      $ 22.60


Community Centers:
     Anchors    (2)                            9          707,760        $   4,330,001      $  6.12
     Majors     (2)                           18          573,433            4,414,450         7.70
     Specialty                                86          354,469            4,727,736        13.34
     Food Court                                -                -                    -            -
                                       -------------------------------------------------------------
                                             113        1,635,662        $  13,472,187      $  8.24
                                       =============================================================


Totals:
     Anchors    (2)                           55        4,725,154        $  40,836,735      $  8.64
     Majors     (2)                          124        3,618,600           43,240,223        11.95
     Specialty                             1,074        3,891,914           92,162,432        23.68
     Food Court                               44           99,780            5,934,960        59.48
                                       -------------------------------------------------------------
                                           1,297       12,335,448        $ 182,174,350      $ 14.77
                                       =============================================================




                                         No. of                           Total
                                         Leases                        Annualized
                                        Expiring       Sq Ft            Min. Rent          psf
                                        --------       -----            ---------          ---
Opry Mills:
     Anchors    (2)                             3          288,296       $   4,415,547      $ 15.32
     Majors     (2)                            10          244,800           3,414,279        13.95
     Specialty                                122          462,118          11,946,277        25.85
     Food Court                                 1            9,346             760,950        81.42
                                       -------------------------------------------------------------
                                              136        1,004,560       $  20,537,053      $ 20.44


Total Mills with Joint Ventures:
     Anchors    (2)                            51        4,355,761       $  36,501,193      $  8.38
     Majors     (2)                           112        3,229,873          39,672,716        12.28
     Specialty                              1,484        5,144,929         122,361,740        23.78
     Food Court                                93          132,916           7,590,184        57.11
                                       -------------------------------------------------------------
                                            1,740       12,863,479       $ 206,125,833      $ 16.02
                                       =============================================================


The Block at Orange:
     Anchors    (2)                             2          172,785       $   3,467,818      $ 20.07
     Majors     (2)                             7          186,916           2,846,712        15.23
     Specialty                                 73          212,832           6,448,604        30.30
     Food Court                                 8           10,575             780,896        73.84
                                       -------------------------------------------------------------
                                               90          583,108       $  13,544,030      $ 23.23


Community Centers:
     Anchors    (2)                             9          707,760       $   4,330,001      $  6.12
     Majors     (2)                            20          632,733           4,635,600         7.33
     Specialty                                191          714,249           9,563,435        13.39
     Food Court                                 -                -                   -            -
                                       -------------------------------------------------------------
                                              220        2,054,742       $  18,529,036      $  9.02
                                       =============================================================


Totals:
     Anchors    (2)                            62        5,236,306       $  44,299,012      $  8.46
     Majors     (2)                           139        4,049,522          47,155,028        11.64
     Specialty                              1,748        6,072,010         138,373,779        22.79
     Food Court                               101          143,491           8,371,080        58.34
                                       -------------------------------------------------------------
                                            2,050       15,501,329       $ 238,198,899      $ 15.37
                                       =============================================================


(1) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet are also excluded.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                                RENTAL RATES (1)

The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the six months ended June 30, 2000 and for the years ended December 31, 1999, 1998, 1997, and 1996.

                                                           ANCHOR STORES                                   SPECIALTY STORES
                        -----------------------------------------------------------------------------    ---------------------
                             STORE OPENINGS               STORE CLOSINGS             RELEASING                STORE OPENINGS
                              DURING YEAR                  DURING YEAR                SPREAD (2)              DURING YEAR
                        -----------------------      ----------------------   -----------------------    ---------------------
                          AVERAGE                      AVERAGE                                             AVERAGE
                         BASE RENT       TOTAL        BASE RENT     TOTAL                                 BASE RENT     TOTAL
                         PER SQ. FT.    SQ. FT.       PER SQ. FT.   SQ. FT.                              PER SQ. FT.   SQ. FT.
                        ------------   --------      ------------  --------                              -----------   -------
POTOMAC MILLS   2000    $    13.75      62,778       $    3.43      54,420    $   10.32      300.81%     $   32.74      34,686
                1999         12.00      24,077               -           -          N/A         N/A          26.70      73,060
                1998         11.52      65,028            9.46      70,490         2.06       21.75%         27.68      70,769
                1997          7.71      73,432            6.30      97,820         1.41       22.33%         22.78     128,964
                1996         11.43      33,406           11.55      15,178        (0.12)      (1.04%)        23.64      83.594

FRANKLIN MILLS  2000    $    10.75      20,608       $       -           -    $     N/A         N/A      $   28.58      39,197
                1999             -           -            7.24      67,555          N/A         N/A          21.83      86,646
                1998         13.33     100,127            6.49      85,242         6.85      105.60%         19.18     150,869
                1997         11.27      85,072            7.53      85,072         3.74       49.74%         20.16     112,670
                1996         10.41      18,247           10.25      20,000         0.16        1.56%         20.08      73,880

GURNEE MILLS    2000    $        -           -       $       -           -    $       -           -      $   23.92      28,008
                1999          8.60      55,970(3)            -           -          N/A         N/A          22.74      65,922
                1998          7.10      40,752            6.45      40,752         0.65       10.08%         21.07      99,886
                1997          4.92     184,259(3)            -           -          N/A         N/A          20.75     101,771
                1996         30.00      20,000               -           -          N/A         N/A          19.01      74,447


SAWGRASS MILLS  2000    $        -           -       $       -           -    $       -           -      $   33.87      28,496
                1999             -           -           15.00      28,152          N/A         N/A          39.16      31,982
                1998         15.00      28,152           15.00      28,152            -           -          32.52      48,268
                1997          8.91      50,579            8.93      50,579        (0.02)      (0.21%)        30.00      72,188
                1996         26.39      20,000           14.86      39,275        11.53       77.59%         29.63      58,904


ONTARIO MILLS   2000    $        -           -       $       -           -    $       -           -      $   31.17      16,329
                1999         11.82     135,707(4)         6.33      16,595         5.49       86.73%         29.65      30,580
                1998             -           -               -           -            -           -          27.34      35,616


GRAPEVINE MILLS 2000    $    14.20      21,556       $   14.20      32,285    $       -           -      $   23.83      20,404
                1999          8.78      82,000(5)            -           -          N/A         N/A          26.81       9,195


ARIZONA MILLS   2000    $        -           -       $       -           -    $       -           -      $   28.71      14,055
                1999             -           -               -           -            -           -          26.83      16,566

TOTAL MILLS     2000    $    13.25     104,942       $    7.44      86,705    $    5.81       78.09%     $   29.20     181,175
                1999         10.39     297,754            9.05     112,302         1.34       14.81%         26.09     318,864
                1998         11.94     234,059            8.48     224,636         3.46       40.86%         23.43     405,408
                1997          7.33     393,342            7.32     233,471         0.01        0.15%         22.83     415,593
                1996         18.54      91,653           12.95      74,453         5.59       43.17%         22.76     290,825


                                     SPECIALTY STORES
                        ----------------------------------------------
                             STORE CLOSINGS            RELEASING
                              DURING YEAR              SPREAD (2)
                        ---------------------   ----------------------
                          AVERAGE
                         BASE RENT    TOTAL
                         PER SQ. FT.  SQ. FT.
                        ------------ --------
POTOMAC MILLS   2000    $   26.35     45,338    $    6.39       24.24%
                1999        23.42     76,881         3.29       14.03%
                1998        27.91     62,034        (0.23)      (0.79%)
                1997        21.77    127,191         1.00        4.61%
                1996        21.80     66,607         1.84        8.44%

FRANKLIN MILLS  2000    $   25.24     29,443    $    3.34       13.24%
                1999        23.34    113,810        (1.50)      (6.44%)
                1998        17.65    113,961         1.53        8.65%
                1997        19.34    106,202         0.83        4.29%
                1996        18.61    115,416         1.47        7.90%

GURNEE MILLS    2000    $   22.04     29,413    $    1.88        8.52%
                1999        19.92     95,997         2.82       14.16%
                1998        18.59     88,220         2.48       13.35%
                1997        19.24    104,086         1.51        7.87%
                1996        18.63     71,457         0.38        2.04%


SAWGRASS MILLS  2000    $   30.27     25,370    $    3.60       11.89%
                1999        31.15     55,470         8.01       25.71%
                1998        26.32     49,373         6.20       23.54%
                1997        24.57     64,626         5.42       22.08%
                1996        22.24     57,770         7.39       33.23%


ONTARIO MILLS   2000    $   24.39     36,817    $    6.77       27.77%
                1999        27.97     39,224         1.67        5.97%
                1998        27.64     26,400        (0.30)      (1.08%)


GRAPEVINE MILLS 2000    $   24.95     33,675    $   (1.13)      (4.52%)
                1999        27.27     30,776        (0.46)      (1.70%)


ARIZONA MILLS   2000    $   23.52     33,150    $    5.19       22.06%
                1999        27.49     22,020        (0.66)      (2.40%)

TOTAL MILLS     2000    $   25.18    233,206    $    4.02       15.95%
                1999        24.50    454,633         1.59        6.49%
                1998        21.80    339,988         1.63        7.49%
                1997        20.92    402,105         1.90        9.10%
                1996        19.97    311,250         2.79       13.97%


(1) Katy Mills, Concord Mills, The Oasis at Sawgrass, and The Block at Orange are excluded from this analysis, due to still being in their initial lease-up phase. For the same reason, Ontario Mills for 1997 and Grapevine Mills and Arizona Mills for 1998 are excluded.

(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the six months ended June 30, 2000, and for the years ended December 31, 1999, 1998, 1997 and 1996. Openings and closings include renewals but exclude exercised options. The releasing spreads for the six months ended June 30, 2000 may not be representative of annualized leasing spreads due to the limited time period.

(3) For 1997, primarily consists of expansion space related to two anchor stores, Bass Pro and Computer City comprising 125,000 sq. ft. and 25,000 sq. ft., respectively. For 1999, consists of expansion space related to an anchor store, Rinkside Sports comprising 55,970 sq. ft.

(4) Consists of expansion space related to several anchor stores, Sam Ash Music, Iguana Ameramex, Hollytron, Cost Plus, and Vans Skate Park comprising 23,086 sq. ft., 23,194 sq. ft., 21,978 sq. ft., 20,121 sq.
       ft., and 47,328 sq. ft., respectively.

(5)    Consists of expansion space related to Polar Ice.

Note:  Totals may not sum due to rounding

                                  AVERAGE RENTS

The following table sets forth, for the six months ended June 30, 2000 and each of the last four years, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.

                                                                 MINIMUM RENT PLUS PERCENTAGE RENT
                                                        -----------------------------------------------------------------------
                         AVERAGE                    TOTAL STORES                                 ANCHOR STORES
                         PERCENT    -------------------------------------------------------------------------------------------
                        LEASED (1)         TOTAL                 PER SQ. FT.               TOTAL                 PER SQ. FT.
                        ----------  --------------------   --------------------  -----------------------   --------------------
POTOMAC MILLS
               2000          97%    $      22,614,379             $   15.07          $     6,886,687              $    7.53
               1999          96            22,184,170                 14.78                6,228,103                   6.93
               1998          95            21,443,619                 14.43                6,001,966                   6.75
               1997          96            20,980,272                 14.04                6,284,111                   6.86
               1996          96            20,865,975                 14.00                6,142,999                   6.76

FRANKLIN MILLS
               2000          91%           18,697,290                 13.37                6,819,698                   7.82
               1999          95            18,889,430                 13.05                6,799,317                   7.44
               1998          94            17,689,143                 12.38                6,050,348                   6.61
               1997          92            16,549,052                 11.47                5,700,661                   6.05
               1996          92            16,318,689                 11.40                5,291,698                   5.67

SAWGRASS MILLS
               2000          95%           26,762,967                 17.38                7,014,454                   7.81
               1999(2)       97            27,047,670                 17.21                7,428,095                   8.10
               1998(2)       98            26,969,276                 17.29                7,265,079                   8.13
               1997(2)       97            26,448,955                 17.08                7,384,896                   8.28
               1996          98            25,787,924                 16.55                7,150,346                   8.03

GURNEE MILLS
               2000          96%           18,876,564                 13.64                5,724,482                   6.93
               1999          96            18,652,338                 13.60                5,350,186                   6.71
               1998          96            17,525,250                 13.06                5,022,342                   6.52
               1997          91            15,900,406                 13.80                4,418,036                   7.42
               1996          90            15,340,496                 13.62                3,823,991                   6.78

ONTARIO MILLS
               2000          96%           21,407,110                 16.50                8,959,788                  10.71
               1999          98            19,953,687                 16.35                7,716,126                  10.69
               1998          98            19,516,934                 16.50                7,300,086                  10.61
               1997          95            18,708,479                 17.11                6,358,058                  10.11

GRAPEVINE MILLS
               2000          97%           23,911,062                 16.50               11,387,576                  11.97
               1999(3)       97            21,608,407                 17.78                8,986,655                  12.75
               1998          95            21,108,019                 18.03                8,797,950                  12.74

ARIZONA MILLS
               2000          97%           21,954,459                 18.40                8,082,712                  11.53
               1999          97            21,527,568                 17.97                8,158,743                  11.71
               1998          95            19,165,290                 16.82                7,262,540                  10.83

THE OASIS AT SAWGRASS
               2000          90%            6,416,807                 31.01                1,611,961                  21.38

CONCORD MILLS
               2000          90%           20,692,068                 18.52                8,050,627                  11.83

KATY MILLS
               2000          91%           20,011,482                 18.89                7,501,524                  12.59

TOTAL - MILLS
               2000          94%    $     201,344,188             $   16.58          $    72,039,509              $    9.80
               1999          97           149,863,270                 15.73               50,667,225                   8.97
               1998          96           143,417,531                 15.41               47,700,311                   8.65
               1997          94            98,587,164                 14.65               30,145,762                   7.58
               1996          94            78,313,084                 13.97               22,409,034                   6.80


                               MINIMUM RENT PLUS PERCENTAGE RENT
                        --------------------------------------------
                                       SPECIALTY STORES
                        --------------------------------------------
                                  TOTAL                  PER SQ. FT.
                        -----------------------   ------------------
POTOMAC MILLS
               2000         $    15,727,692              $   26.83
               1999              15,956,067                  26.31
               1998              15,441,653                  25.91
               1997              14,696,161                  25.44
               1996              14,722,976                  23.32

FRANKLIN MILLS
               2000              11,877,592                  22.57
               1999              12,090,113                  22.67
               1998              11,638,795                  22.64
               1997              10,848,391                  21.68
               1996              11,026,991                  22.16

SAWGRASS MILLS
               2000              19,748,513                  30.78
               1999(2)           19,619,575                  30.00
               1998(2)           19,704,197                  29.57
               1997(2)           19,064,059                  29.04
               1996              18,637,578                  27.90

GURNEE MILLS
               2000              13,152,082                  23.56
               1999              13,302,152                  23.20
               1998              12,502,908                  21.85
               1997              11,482,370                  20.63
               1996              11,516,505                  20.50

ONTARIO MILLS
               2000              12,447,322                  27.03
               1999              12,237,561                  24.55
               1998              12,216,848                  24.68
               1997              12,350,421                  26.59

GRAPEVINE MILLS
               2000              12,523,486                  25.15
               1999(3)           12,621,752                  24.72
               1998              12,310,069                  25.63

ARIZONA MILLS
               2000              13,871,747                  28.18
               1999              13,368,825                  26.69
               1998              11,902,750                  25.41

THE OASIS AT SAWGRASS
               2000               4,804,846                  36.52

CONCORD MILLS
               2000              12,641,441                  28.94

KATY MILLS
               2000              12,509,958                  27.00

TOTAL - MILLS
               2000         $   129,304,679              $   26.97
               1999              99,196,045                  25.61
               1998              95,717,220                  25.24
               1997              68,441,402                  24.84
               1996              55,904,050                  24.21

--------------------------------
(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.
(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.
(3) Annual rent excludes $1,014,839 of rent for 1999 related to a tenant that occupies space that is outside the service road which encompasses the mall.
Note: The above amounts do not include Mainstreet retail income of $2,423,346 for 1999, $2,205,661 for 1998, $2,066,991 for 1997, and
              $2,088,000 for 1996. 2000 includes an estimate of annualized percentage rent.

                                  AVERAGE RENTS

The following table sets forth, for each of the last five years, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.

                                                                 MINIMUM RENT PLUS PERCENTAGE RENT
                                                        -----------------------------------------------------------------------
                         AVERAGE                    TOTAL STORES                                 ANCHOR STORES
                         PERCENT    -------------------------------------------------------------------------------------------
                        LEASED (1)         TOTAL                 PER SQ. FT.               TOTAL                 PER SQ. FT.
                        ----------  --------------------   --------------------  -----------------------   --------------------
THE BLOCK AT ORANGE
               2000          91%       $      16,680,813      $          28.35      $         6,783,970       $          18.86
               1999          93               16,282,327                 27.10                6,715,008                  18.67

TOTAL (INCL THE BLOCK)
               2000          94%       $     218,025,001      $          17.12      $        78,823,479       $          10.22
               1999          96              166,145,597                 16.41               57,382,233                   9.55


                               MINIMUM RENT PLUS PERCENTAGE RENT
                        --------------------------------------------
                                       SPECIALTY STORES
                        --------------------------------------------
                                  TOTAL                  PER SQ. FT.
                        -----------------------   ------------------
THE BLOCK AT ORANGE
               2000     $         9,896,843       $          43.26
               1999               9,567,319                  39.67

TOTAL (INCL THE BLOCK)
               2000     $       139,201,522       $          27.71
               1999             108,763,364                  26.43

----------------------------
(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.
(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.
(3) Annual rent excludes $1,014,839 of rent for 1999 related to a tenant that occupies space that is outside the service road which encompasses the mall.
Note: The above amounts do not include Mainstreet retail income of $1,232,866 for 2000, $2,423,346 for 1999, $2,205,661 for 1998,
              $2,066,991 for 1997, and $2,088,000 for 1996. 2000 includes an estimate of annualized percentage rent.

                             THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                              AS OF JUNE 30, 2000

                                     Principal                                                            Annual
                                      Balance                         Annual Interest      Maturity      Interest
                                      (000's)     Interest Rate Type        Rate             Date         (000's)
                                      -------     ------------------        ----             ----         -------
Potomac Mills/Gurnee Mills:
      Tranche A                        $200,958         Fixed                    6.905%   12/17/26  (1)     $13,875
      Tranche B                          27,000         Fixed                    7.021%   12/17/26  (1)       1,896
      Tranche C                          15,000         Fixed                    7.235%   12/17/26  (1)       1,085
      Tranche D                          30,000         Fixed                    7.701%   12/17/26  (1)       2,310
Franklin Mills and Liberty Plaza
      Tranche A                         106,941         Fixed                    7.882%   06/01/27  (3)       8,429
      Mortgage Loan                      19,452         Fixed                    7.440%   06/01/27  (3)       1,447
      Mortgage Loan                      12,717         Fixed                    6.220%   06/01/27  (3)         791
Sawgrass Mills                          285,000        Variable       275 bp over Libor   06/18/01           26,767 (6)
Ten Community Centers                   111,197         Fixed                    7.300%   02/01/29            8,117
Concord Mills Residual III                8,788        Variable       200 bp over Libor   12/31/00              759 (6)
                                      ----------                                                           ---------
Total Property Mortgages                817,053                                                              65,476
                                      ----------                                                           ---------

Corporate Misc                              147         Fixed                    8.250%   10/31/00               12
Corporate Misc                            2,400         Fixed                    6.200%   07/15/00              149
Foodbrand                                 9,630         Fixed                   10.340%   07/15/05              996
Corporate Line of Credit                 50,000        Variable       225 bp over Libor   06/01/03            4,446 (6)
Corporate Line of Credit                 61,045        Variable       275 bp over Libor   06/01/02  (8)       5,733 (6)
Sawgrass Residual                         4,266        Variable       165 bp over Libor   01/18/01              331 (6)
                                      ----------                                                           ---------
    Total                              $944,541                                                             $77,143
                                      ==========                                                           =========

                                     Earliest day    Recourse to
                                     at which debt   Company or
                                     can be repaid   Op. Ptnrshp
                                     -------------   -----------
Potomac Mills/Gurnee Mills:
      Tranche A                              (2)         0%
      Tranche B                              (2)         0%
      Tranche C                              (2)         0%
      Tranche D                              (2)         0%
Franklin Mills and Liberty Plaza                         0%
      Tranche A                              (4)         0%
      Mortgage Loan                          (4)         0%
      Mortgage Loan                          (4)         0%
Franklin Mills and Liberty Plaza             (4)         0%
Sawgrass Mills                               (5)         0%
Ten Community Centers                       (11)         0%
Concord Mills Residual III                  (12)       100%

Total Property Mortgages


Corporate Misc                               (9)         0%
Corporate Misc                               (9)         0%
Foodbrand                                   (14)       100%
Corporate Line of Credit               (7), (13)         0%
Corporate Line of Credit                (7), (8)       100%
Sawgrass Residual                           (10)         0%

    Total

(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.
(2) Prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could have earn if it invested the repayment in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.
(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.
(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).
(5) The indebtedness is a non-amortizing loan with an anticipated balloon payment date of June 18, 2001. Prepayment on the entire loan balance is permitted with a prepayment penalty of $2,215.
(6) Calculated using 30-day LIBOR at 6.64188%, which was the rate at June 30, 2000.
(7)    Prepayable, in whole or in part, at any time without prepayment penalty.
(8) The total commitment under the Line of Credit is $75,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 175 bp to 275 bp over Libor subject to certain leverage tests (Libor + 275 bp at 6/30/00).
(9) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.
(10) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.
(11) The indebtedness is a 30 year amortizing loan with an anticipated balloon repayment date of February 1, 2009. Interest is payable at a fixed rate of 7.30%. The principal is guaranteed by the Company. In the event the mortgage is not repaid by the anticipated balloon repayment date, the interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by the linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.
(12) The total commitment under this loan is $9,000. Funds are available subject to certain performance measures and restrictive covenants. The indebtedness matures on December 31, 2000.
(13) The $50 million portion of the line of credit is secured by the Company's interest in the Franklin Mills property. The loan has mandatory principal repayments in the amount of $5 million due on or before June 1, 2001 and $10 million due on or before June 1, 2002.
(14) The indebtedness relates to capital leases for fixtures and equipment for Foodbrand operations at Katy Mills, Franklin Mills and Opry Mills. The leases have five year terms and are guaranteed by the Company.

                             THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                              AS OF JUNE 30, 2000

                      Principal                                                                                    Annual
                       Balance          Total        Interest Rate       Annual Interest           Maturity       Interest
                       (000's)       Commitment          Type                 Rate                   Date          (000's)
                       -------       ----------          ----                 ----                   ----          -------
Arizona Mills         $  142,214       $  142,214      Variable         130 bp over Libor (5)      02/01/02       $11,294 (4)
Grapevine Mills          155,000          155,000       Fixed                      6.465%          09/01/32 (8)    10,021
Ontario Mills            142,868          145,000       Fixed                      6.750%          12/01/28 (9)     9,644
City Block at Orange     128,616          136,000      Variable         135 bp over Libor (6)      01/22/02        10,279 (4)
Sawgrass Phase III        44,000           44,000      Variable         110 bp over Libor (7)      01/18/01         3,406 (4)
Sawgrass Phase III         3,346            6,500      Variable         275 bp over Libor          01/18/01           314 (4)
Concord Mills            176,869          199,000      Variable         120 bp over Libor (13)     12/02/01        13,870 (4)
Katy Mills               163,663          168,000      Variable         175 bp over Libor          03/31/02        13,734 (4)
Opry Mills               147,973          168,000      Variable         200 bp over Libor          10/01/02        12,788 (4)
Arundel Mills             23,055          191,000      Variable         165 bp over Libor          05/30/03         1,912 (4)
Arundel Mills             10,000           10,000      Variable         225 bp over Libor          10/31/00           889 (4)
Sugarloaf Mills            7,000           12,000      Variable         350 bp over Libor          12/20/00           710 (4)
                      -----------      -----------                                                                --------
    Total             $1,144,604       $1,376,714                                                                 $88,861
                      ===========      ===========                                                                ========

                      Earliest day   Recourse to
                      at which debt  Company or
                      can be repaid  Op. Ptnrshp
                      -------------  -----------
Arizona Mills                 (1)          9.2% (10)
Grapevine Mills               (2)          0.0%
Ontario Mills                 (3)          0.0%
City Block at Orange          (3)         26.7% (11)
Sawgrass Phase III           (15)          0.0% (12)
Sawgrass Phase III           (15)          0.0% (12)
Concord Mills                 (2)         10.0% (13)
Katy Mills                   (15)         25.0% (14)
Opry Mills                   (16)        100.0% (17)
Arundel Mills                (18)         50.0% (19)
Arundel Mills                (18)         50.0% (19)
Sugarloaf Mills              (18)        100.0% (20)
    Total

(1) The indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent, provided that (i) an partial prepayment shall be in principal amount of not less than $1 million and an integral multiple of $100,000; and (ii) each prepayment under this shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.
(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.
(3) The Company shall have the right to make prepayments of the loan, without penalty and a late charge, as the case may be following the occurrence of an Event of Default under any of the Loan Documents), in whole or in part, upon not less than 5 Business Days prior written notice to Lender. No prepayment of all or part of the Loan, including any mandatory prepayment of the Loan made as a result of an acceleration of the Loan or pursuant to the immediately preceding sentence, shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment and an amount equal to all Breakage Costs and reasonable, out-of-pocket attorneys' fees and disbursements incurred by Lender and any participants in good faith as a result of the prepayment.
(4) Calculated using 30-day LIBOR at 6.64188%, which was the rate at June 30, 2000.
(5) The loan is a construction facility with a maximum availability of $142,214. The rate is capped at 9.5% until maturity, plus credit spread, based on one month LIBOR.
(6) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred,
       (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors, (iv) the DSC Ratio for any Calculation Period is equal to or greater than 1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than 1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.
(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.
(8) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.
(9) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.
(10) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of June 30, 2000, the Company's share of the Guaranteed Amount was reduced from 36.8% to 9.2% according to the above formula.
(11) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to $68,000; (iii) upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $34,000; (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%. As of June 30, 2000 the guarantee amount was $34,000.
(12) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%. As of June 30, 2000, the guarantee amount was 0%.
(13) The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements; (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition. As of June 30, 2000, the guarantee amount was 10%.
(14) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%;
       (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%. As of June 30, 2000, the guarantee amount was 25%.
(15) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.
(16) The indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.
(17) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a debt service coverage ratio of 1.10 the Guaranteed Amount will reduce to 50%.
(18) Prepayable, in whole or in part, at any time upon 5 days prior notice to lender without prepayment penalty. Any partial prepayments shall be in $100,000 increments.
(19)   Principal is guaranteed severally by the Company and Simon Property
       Group.
(20)   Principal is guaranteed by the Company.

                              THE MILLS CORPORATION
                       GROSS TENANT REPORTED SALES (1) (2)
                                  JUNE 30, 2000

                                  Twelve Months ended June 30, 2000                   Twelve Months ended June 30, 1999
                             ----------------------------------------               -------------------------------------
                             Sq Ft              Sales             psf               Sq Ft             Sales           psf
                             -----              -----             ---               -----             -----           ---
Potomac Mills:
    Anchor/Majors             923,435        $  211,655,680       $229               904,826      $  200,551,312     $222
    Specialty                 573,213           190,689,770        333               587,957         190,018,961      323
    Temporary/Kiosk                 -             4,836,698          -                     -           4,114,097        -
                           --------------------------------------------           ----------------------------------------
                            1,496,648        $  407,182,148       $272             1,492,783      $  394,684,370     $264

Franklin Mills:
    Anchor/Majors             962,159        $  159,444,823       $166               968,092      $  153,244,354     $158
    Specialty                 513,067           164,381,876        320               542,651         166,811,030      307
    Temporary/Kiosk                 -             6,230,772          -                     -           4,793,768        -
                           --------------------------------------------           ----------------------------------------
                            1,475,226        $  330,057,471       $224             1,510,743      $  324,849,152     $215

Sawgrass Mills:
    Anchor/Majors           1,126,737        $  349,289,042       $310             1,109,979      $  334,669,756     $302
    Specialty                 639,626           277,368,348        434               661,947         293,734,248      444
    Temporary/Kiosk                 -             8,220,435          -                     -          17,740,081        -
                           --------------------------------------------           ----------------------------------------
                            1,766,363        $  634,877,825       $359             1,771,926      $  646,144,085     $365

Gurnee Mills:
    Anchor/Majors             843,010        $  138,230,507       $164               825,725      $  145,319,645     $176
    Specialty                 547,792           163,847,041        299               558,324         160,927,535      288
    Temporary/Kiosk                 -             7,141,796          -                     -           7,585,941        -
                           --------------------------------------------           ----------------------------------------
                            1,390,802        $  309,219,344       $222             1,384,049      $  313,833,121     $227

Ontario Mills:
    Anchor/Majors             928,121        $  153,680,701       $166               842,304      $  139,662,513     $166
    Specialty                 459,244           173,600,304        378               483,315         170,723,896      353
    Temporary/Kiosk                 -             6,811,701          -                     -           7,915,682        -
                           --------------------------------------------           ----------------------------------------
                            1,387,365        $  334,092,706       $241             1,325,619      $  318,302,091     $240

Grapevine Mills:
    Anchor/Majors             847,860        $  185,712,493       $219               701,060      $  114,973,392     $164
    Specialty                 495,967           148,264,834        299               505,258         145,973,287      289
    Temporary/Kiosk                 -             9,833,096          -                     -           8,763,636        -
                           --------------------------------------------           ----------------------------------------
                            1,343,827        $  343,810,423       $256             1,206,318      $  269,710,315     $224

Arizona Mills:
    Anchor/Majors             678,299        $  120,035,702       $177               692,169      $  115,040,237     $166
    Specialty                 475,110           150,263,508        316               476,805         140,772,419      295
    Temporary/Kiosk                 -             3,083,420          -                     -          12,364,708        -
                           --------------------------------------------           ----------------------------------------
                            1,153,409        $  273,382,630       $237             1,168,974      $  268,177,364     $229

The Oasis at Sawgrass:
    Anchor/Majors             134,860        $   13,785,489       $102              N/A (1)           N/A (1)     N/A (1)
    Specialty                 129,892            65,169,101        502              N/A (1)           N/A (1)     N/A (1)
    Temporary/Kiosk                 -                     -          -              N/A (1)           N/A (1)     N/A (1)
                           --------------------------------------------           ----------------------------------------
                              264,752        $   78,954,590       $298              N/A (1)           N/A (1)     N/A (1)

Total Mills
    Anchor/Majors           6,444,481        $1,331,834,437       $207             6,044,155      $1,203,461,209     $199
    Specialty               3,833,911         1,333,584,782        348             3,816,257       1,268,961,376      333
    Temporary Kiosk                 -            46,157,918          -                     -          63,277,913        -
                           --------------------------------------------           ----------------------------------------
                           10,278,392        $2,711,577,137       $264             9,860,412      $2,535,700,498     $257
                           ============================================           ========================================

The Block at Orange
    Anchor/Majors             357,794        $   64,131,854       $179              N/A (1)        N/A (1)        N/A (1)
    Specialty                 231,251            83,414,403        361              N/A (1)        N/A (1)        N/A (1)
    Temporary/Kiosk                 -             5,265,610          -              N/A (1)        N/A (1)        N/A (1)
                           --------------------------------------------           ----------------------------------------
                              589,045        $  152,811,867       $259              N/A (1)        N/A (1)        N/A (1)

Total Mills and The Block
    Anchor/Majors           6,802,275        $1,395,966,291       $205             6,044,155      $1,203,461,209     $199
    Specialty               4,065,162         1,416,999,185        349             3,816,257       1,268,961,376      333
    Temporary Kiosk                 -            51,423,528          -                     -          63,277,913        -
                           --------------------------------------------           ----------------------------------------
                           10,867,437        $2,864,389,004       $264             9,860,412      $2,535,700,498     $257
                           ============================================           ========================================

                                Twelve Months ended December 31, 1999
                               ---------------------------------------
                               Sq Ft               Sales           psf
                               -----               -----           ---
Potomac Mills:
    Anchor/Majors                908,839       $  203,605,964     $224
    Specialty                    589,380          194,162,316      329
    Temporary/Kiosk                    -            4,402,397        -
                              -----------------------------------------
                               1,498,219       $  402,170,677     $268

Franklin Mills:
    Anchor/Majors                958,557       $  161,484,240     $168
    Specialty                    522,365          164,958,255      316
    Temporary/Kiosk                    -            6,502,230        -
                              -----------------------------------------
                               1,480,922       $  332,944,725     $225

Sawgrass Mills:
    Anchor/Majors              1,140,813       $  342,642,918     $300
    Specialty                    648,498          282,866,635      436
    Temporary/Kiosk                    -            9,002,205        -
                              -----------------------------------------
                               1,789,311       $  634,511,758     $355

Gurnee Mills:
    Anchor/Majors                832,290       $  139,416,739     $168
    Specialty                    567,505          164,669,598      290
    Temporary/Kiosk                    -            7,067,600        -
                              -----------------------------------------
                               1,399,795       $  311,153,937     $222

Ontario Mills:
    Anchor/Majors                871,267       $  145,908,434     $167
    Specialty                    479,270          173,224,557      361
    Temporary/Kiosk                    -            7,306,868        -
                              -----------------------------------------
                               1,350,537       $  326,439,859     $242

Grapevine Mills:
    Anchor/Majors                803,425       $  172,500,779     $215
    Specialty                    506,035          150,259,271      297
    Temporary/Kiosk                    -            9,030,995        -
                              -----------------------------------------
                               1,309,460       $  331,791,045     $253

Arizona Mills:
    Anchor/Majors                674,963       $  118,027,825     $175
    Specialty                    489,120          150,345,621      307
    Temporary/Kiosk                    -            7,321,984        -
                              -----------------------------------------
                               1,164,083       $  275,695,430     $237

The Oasis at Sawgrass:
    Anchor/Majors               N/A (1)           N/A (1)       N/A (1)
    Specialty                   N/A (1)           N/A (1)       N/A (1)
    Temporary/Kiosk             N/A (1)           N/A (1)       N/A (1)
                              -----------------------------------------
                                N/A (1)           N/A (1)       N/A (1)

Total Mills
    Anchor/Majors              6,190,154       $1,283,586,899     $207
    Specialty                  3,802,173        1,280,486,253      337
    Temporary Kiosk                    -           50,634,279        -
                              -----------------------------------------
                               9,992,327       $2,614,707,431     $262
                              =========================================

The Block at Orange
    Anchor/Majors                357,956       $   63,274,627     $177
    Specialty                    239,765           80,930,385      338
    Temporary/Kiosk                    -            7,208,445        -
                              -----------------------------------------
                                 597,721       $  151,413,457     $253

Total Mills and The Block
    Anchor/Majors              6,548,110       $1,346,861,526     $206
    Specialty                  4,041,938        1,361,416,638      337
    Temporary Kiosk                    -           57,842,724        -
                              -----------------------------------------
                              10,590,048       $2,766,120,888     $261
                              =========================================

(1) Concord Mills, Katy Mills and Opry Mills are excluded from the respective periods where they did not have twelve months of tenant reported sales data, since they did not open until September 1999, October 1999 and May 2000, respectively.
(2) Anchor/Major sales include sales from certAnchor/Major sales include sales from certain anchor tenants that own their parcels.

                              THE MILLS CORPORATION
                     COMPARABLE SPECIALTY STORE TENANT SALES
                       SIX MONTHS 2000 VS. SIX MONTHS 1999
                                 (IN THOUSANDS)

                                         YTD            YTD
                                    Jun. 30, 2000  Jun. 30, 1999    Percentage
                                        Sales          Sales          Change
                                        -----          -----          ------
Property Name:
--------------
    Potomac Mills                      $   69,502      $  71,236           -2.4%


    Franklin Mills                         60,316         61,523           -2.0%


    Sawgrass Mills                        104,088        103,533            0.5%


    Gurnee Mills                           54,300         55,751           -2.6%


    Ontario Mills                          63,796         59,023            8.1%


    Grapevine Mills                        54,250         54,525           -0.5%


    Arizona Mills                          57,630         53,141            8.5%
                                       -----------     ----------        --------

    Total Mills                        $  463,882      $ 458,732            1.1%
                                       ===========     ==========        ========

    The Block at Orange                $   31,544      $  28,026           12.6%
                                       -----------     ----------        --------

    Total including The Block          $  495,426      $ 486,758            1.8%
                                       ===========     ==========        ========

Note: Comparable sales presented above are based on tenant reported sales for the six months of 2000 versus the six months of 1999 and include only those tenants that have been in occupancy for the past 18 months.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

MILLS, BLOCK AND COMMUNITY CENTERS COMBINED (9, 10)

                                                      Six Months Ended           Year ended December 31,
                                                        June 30, 2000            1999                1998
                                                      ----------------       -----------         -----------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                      $   200,840       $   284,206         $ 1,356,290

Per Square Foot (2)                                               0.02              0.03                0.12


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                      $ 1,666,280       $ 3,934,656         $ 4,497,574

Per Square Foot Improved (4)                                      6.16              8.52                7.85
Per Square Foot (2)                                               0.18              0.38                0.46

Total Recurring Costs

Costs                                                      $ 1,867,120       $ 4,218,862         $ 5,853,864
Per Square Foot (2)                                               0.19              0.41                0.58


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                      $10,419,463 (7)   $22,811,936   (7)   $18,774,753   (7)

Per Square Foot Improved (5)                                     49.13             51.85               71.68
Per Square Foot (2)                                               0.80              1.91                1.58


WORK IN PROCESS (6)

Cummulative Costs                                          $ 6,255,912       $ 2,676,259         $ 8,447,326


Cummulative Per Square Foot Improved (8)                         24.03             18.81               25.99

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties.
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9)    Excludes projects that have less than 12 months of operations.
(10) Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

MILLS AND BLOCK PORTFOLIO  (9, 10)

                                                      Six Months Ended           Year ended December 31,
                                                       June 30, 2000            1999                 1998
                                                       ---------------       -----------         -----------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                      $    74,181       $   111,657         $   852,262

Per Square Foot (2)                                               0.01              0.01                0.10


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                      $   985,610       $ 3,647,528         $ 3,304,643

Per Square Foot Improved (4)                                      7.14              9.28                8.53
Per Square Foot (2)                                               0.15              0.44                0.44

Total Recurring Costs

Costs                                                      $ 1,059,791       $ 3,759,185         $ 4,156,905
Per Square Foot (2)                                               0.16              0.45                0.54


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                      $10,034,253 (7)   $16,842,194   (7)   $18,038,585   (7)

Per Square Foot Improved (5)                                     58.18             64.28               96.48
Per Square Foot (2)                                               0.93              1.73                1.86


WORK IN PROCESS (6)

Cummulative Costs                                          $ 2,097,813       $ 1,955,746         $ 6,779,660


Cummulative Per Square Foot Improved (8)                         14.52             38.97               38.45

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties.
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9)    Excludes projects that have less than 12 months of operations.
(10) Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

COMMUNITY CENTERS

                                                      Six Months Ended         Year ended December 31,
                                                       March 31, 2000         1999                1998
                                                      ----------------    ----------          ----------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                       $  126,659    $  172,549          $  504,028

Per Square Foot (2)                                               0.06          0.08                0.23


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                       $  680,669    $  287,128          $1,192,931

Per Square Foot Improved (4)                                      4.63          3.83                6.10
Per Square Foot (1)                                               0.31          0.13                0.54

Total Recurring Costs

Costs                                                       $  807,328    $  459,677          $1,696,959
Per Square Foot (2)                                               0.37          0.21                0.77


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                       $  385,211    $5,969,742          $  736,168

Per Square Foot Improved (5)                                      9.71         33.49                9.76
Per Square Foot (2)                                               0.17          2.71                0.33

WORK IN PROCESS (6)

Cummulative Costs                                           $4,158,099    $  720,513          $1,667,666


Cummulative Per Square Foot Improved (7)                         35.89          7.83               11.22


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties.
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Calculated as Work In Process divided by GLA of all space with work in process.

                                       28